As filed with the Securities and Exchange Commission on April 28, 2004.

Registration No. 33-89798

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 9

TO

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES

ACT OF 1933 OF SECURITIES OF

UNIT INVESTMENT TRUSTS REGISTERED

ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I

B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company

C.	Complete address of Depositor’s principal executive offices:	1295 State Street Springfield, MA 01111

D.	Name and address of Agent for Service of Process:	Robert Liguori Senior Vice President 1295 State Street Springfield, MA 01111

☐ immediately	upon filing pursuant to paragraph (b) of Rule 485.
☒ on	May 1, 2004 pursuant to paragraph (b) of Rule 485.
☐ 60	days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on	pursuant to paragraph (a)(1) of Rule 485.

☐      this post effective amendment designates a new effective date for a previously

         filed post effective amendment. Such effective date shall be            .

E.	Title of Securities being registered	Flexible Premium Adjustable Variable Life Insurance Policies

F.	Approximate date of proposed public offering:	As soon as practicable after the effective date of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED

BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
1	Cover Page; The Separate Account.
2	Cover Page.
3	Cover Page.
4	Sales and Other Agreements.
5	The Separate Account.
6	Not Applicable.
7	Not Applicable.
8	Financial Statement.
9	Legal Proceedings.
10	Detailed Description of Policy Features; Investment Options; Other Policy Information.
11	Investment Options.
12	Investment Options; Sales and Other Agreements.
13	Introduction; Detailed Description of Policy Features.
14	Detailed description of Policy Features.
15	Premiums; Exhibit 99.A.11.
16	Introduction; The Separate Account.
17	Detailed description of Policy Features; Exhibit 99.A.11.
18	The Separate Account.
19	Other Information.
20	Not Applicable.
21	Policy Loan Privilege.
22	Not Applicable.
23	Bonding Arrangement.
24	Detailed Description of Policy Features; Other Information; Investment Options.
25	Other Information.
26	Other Information; The Investment Options.
27	Other Information.
28	Directors and Executive Officers.
29	Other Information.
30	Other Information.
31	Not Applicable.
32	Not Applicable.
33	Not Applicable.
34	Not Applicable.
35	Sales and Other Agreements.
36	Not Applicable.
37	Not Applicable.
38	Sales and Other Agreements.
39	Sales and Other Agreements.
40	Sales and Other Agreements.
41	Sales and Other Agreements.
42	Not Applicable.
43	Sales and Other Agreements.
44	The Separate Account.
45	Not Applicable.
46	Account Value and Net Surrender Value; The Separate Account.
47	The Separate Account.
48	Not Applicable.
49	Not Applicable.
50	Not Applicable.
51	Detailed Description of Policy Features; Other Policy Information.
52	Investment Options.
53	Federal Income Tax Considerations.
54	Not Applicable.
55	Not Applicable.
56	Not Applicable.
57	Not Applicable.
58	Not Applicable.
59	Financial Statement.

Variable Life Select (“VLS”),

a Flexible Premium Variable Whole Life Insurance Policy*

Issued by Massachusetts Mutual Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MassMutual. “MassMutual” refers to Massachusetts Mutual Life Insurance Company.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

We service the policy at our Principal Administrative Office located at P.O. Box 1865, MassMutual Customer Service Center, Springfield, Massachusetts 01102-1865. Our telephone number is 1-800-272-2216. Our Home Office is located in Springfield, Massachusetts. Our Web site is www.massmutual.com.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

*Title may vary in some jurisdictions.

American Century® Variable Portfolios, Inc.

•	American Century® VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

MML Series Investment Fund

•	MML Blend Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Small Cap Equity Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Mid-Cap Growth Portfolio

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

Please read this prospectus and keep it for further reference.

EFFECTIVE May 1, 2004

ii

I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment options in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit interest periodically at rates that exceed this guaranteed rate.

The policy is participating; that is, we may pay annual dividends. However, we currently do not expect that dividends will be paid on the policy.

Introduction

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a VLS policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow. We currently waive the fees for an Increase to the Selected Face Amount or to Change from Death Benefit Option 1 to 2. We reserve the right to charge these fees in the future.

Your Premium You make a premium payment
We deduct a premium expense charge
Net Premium We allocate the net premium to the investment options you choose
Guaranteed Principal Account We hold amounts you allocate to this option in the general investment account
Variable Investment Options We hold amounts you allocate to these options ("divisions") in the Separate Account
Separate Account VLS Segment The variable investment divisions invest in the fund's portfolios
The fund deducts advisory fees and other fund expenses from the portfolios
We deduct a mortality and expense risk charge daily
We credit or debit investment earnings or losses
Loan Account Accumulated value set aside to secure a policy loan
The Loan Interest Rate Expense Charge reduces the interest credited on the loan account
We make monthly deductions
We deduct: - mortality charge - administrative charge - rider charges
We take processing fees for certain transactions
We deduct a processing fee for each withdrawal, decrease in face amount, and a one-time processing fee for exercising certain riders
Account Value
Death Benefit We pay your selected death benefit less any outstanding policy debt
If you surrender your policy
We deduct any policy debt and any applicable surrender charges

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and Separate Account charges follows.

	Current Rate	Maximum Rate

Premium Expense Charge	Policy Years 1-20: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge	All Policy Years: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge
Policy Years 21+: 0% of premium

Administrative Charge	All Policy Years: $6 per month per policy	All Policy Years: $9 per month per policy

Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Issue Age, and risk classification of the Insured, and the Year of Coverage.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Charge to Increase Selected Face Amount	$0.00	$75 deducted from Account Value at time of increase.

Charge to Change from Death Benefit Option 1 to 2	$0.00	$75 deducted from Account Value on the date of the change.

Mortality and Expense Risk Charge	All Policy Years: 0.55% on an annual basis of daily net asset value of the Separate Account	All Policy Years: 0.90% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Interest Rate Expense Charge	All Policy Years: 0.90% of loaned amount	All Policy Years: 2.0% of loaned amount

Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)

Surrender Charges* (Applies upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	Coverage Years 1-15: Administrative Surrender Charge (ASC) plus Sales Load Surrender Charge (SLSC). ASC equals $5 per $1,000 of Selected Face Amount for Years 1-5; it then grades to zero during Years 6-10, and is zero thereafter. During the first 10 Years of Coverage, SLSC equals 26% of premium paid for the coverage up to the Surrender Charge Band, and 4% of premium paid for the coverage in excess of the Band up to three times the Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.	Coverage Years 1-15: Administrative Surrender Charge (ASC) plus Sales Load Surrender Charge (SLSC). ASC equals $5 per $1,000 of Selected Face Amount for Years 1-5; it then grades to zero during Years 6-10, and is zero thereafter. During the first 10 Years of Coverage, SLSC equals 26% of premium paid for the coverage up to the Surrender Charge Band, and 4% of premium paid for the coverage in excess of the Band up to three times the Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.
	Coverage Years 16+: $0	Coverage Years 16+: $0

*	Under certain circumstances, the surrender charge may not apply when exchanging an existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.

Introduction

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2003. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	0.85%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century® VP Income & Growth Fund	0.70%	0.00%	—	0.70%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.58%	0.09%	—	0.67%	[1]
MML Blend Fund	0.39%	0.03%	—	0.42%	[2]
MML Equity Fund	0.39%	0.02%	—	0.41%	[2]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%	[3]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%	[2]
MML Money Market Fund	0.48%	0.04%	—	0.52%	[2]
MML Small Cap Equity Fund	0.65%	0.08%	—	0.73%	[2]
Oppenheimer Aggressive Growth Fund/VA	0.68%	0.02%	—	0.70%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.02%	—	0.67%
Oppenheimer Global Securities Fund/VA	0.63%	0.05%	—	0.68%
Oppenheimer Strategic Bond Fund/VA	0.72%	0.03%	—	0.75%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%

1	A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund’s expenses. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. This offset may be discontinued at any time.
2	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2005. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Equity Fund in 2003.
3	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .05% of the average daily net asset values through April 30, 2005. Such agreement cannot be terminated unilaterally by MassMutual. Currently, these expenses are less than this amount. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class II shares. If this table had reflected this waiver, the Total Net Operating Expenses would have been 0.28%.

(See the fund prospectuses for more information)

Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under existing policies. To purchase a policy, you had to send a completed application to our Principal Administrative Office. The minimum Selected Face Amount of a policy was, and is currently, $50,000. The policy could be issued for an Insured between the ages of 0 and 80 inclusive. Before issuing a policy, we required evidence of insurability. We determined the Insured’s risk classification. Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid.

Unisex Policy

Policies generally were issued with values that vary based on the gender of the Insured. Policies issued as part of an employee benefit plan may be “unisex”, that is, have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies.

Right to Return the Policy

Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. You may also cancel increases in Selected Face Amount under the same time limitations. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy, minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

If the Insured dies while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

Minimum Face Amount

In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the account value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

Death Benefit Options

The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured’s death. This benefit is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.

You may choose one of two Death Benefit Options:

(a)	Option 1 (a level amount option) or

(b)	Option 2 (variable amount option).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in the Changes in Death Benefit Option section.

The death benefit provided by Options 1 and 2 is as follows.

Option 1—The benefit is the greater of:

Detailed Description of Policy Features

(a)	the Selected Face Amount on the date of death; or

(b)	the minimum Face Amount on the date of death.

Option 2—The benefit is the greater of:

(a)	the Selected Face Amount plus the account value on the date of death; or

(b)	the Minimum Face Amount on the date of death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option

After the first Policy Year, you may change the Death Benefit Option by written request. A change in the Death Benefit Option will result in a change of the policy Selected Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

We currently do not require evidence of insurability to change your Death Benefit Option, however, we reserve the right to do so in the future.

We currently do not charge for a change from Death Benefit Option 1 to Death Benefit Option 2. We reserve the right to impose a charge in the future, however, in no event would the charge exceed $75. If we impose a charge, it will be effective on the date of the change and it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each.

You cannot change from Option 1 to Option 2:

1.	if the Selected Face Amount would be reduced to less than $50,000 as a result of the change, or

2.	after the Insured reaches Attained Age 80.

When the Selected Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Selected Face Amount also may change the charges for certain additional benefits. The change in Selected Face Amount will not change the policy Surrender Charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Selected Face Amount

You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to us at our Principal Administrative Office.

An increase in the Selected Face Amount will be effective on the Monthly Calculation Date that is on, or next follows, the date we approve the application. A decrease in the Selected Face Amount will be effective on the Monthly Calculation Date on, or next following, the date we receive the written request.

Increases in Selected Face Amount

You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000. We reserve the right to establish a lower minimum. You cannot increase the Selected Face Amount of the policy after the Insured reaches Attained Age 80.

We currently do not charge you to increase your Selected Face Amount. We reserve the right to impose a charge in the future, however, in no event would the charge exceed $75. If we impose a charge, it will be deducted from the account value on the effective date of the increase; it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each.

If you increase the Selected Face Amount, the Mortality Charges will increase. If the Net Surrender Value is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of the segment’s coverage.

Increases in the Selected Face Amount will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.

Detailed Description of Policy Features

Decreases in Selected Face Amount

You may decrease the Selected Face Amount any time after the first Policy Year. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than $50,000.

If you decrease the Selected Face Amount, surrender charges may apply. We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a)	the Selected Face Amount of the most recent increase;

(b)	the Selected Face Amounts of the next most recent increases successively;

(c)	the initial Selected Face Amount.

If you decrease the Selected Face Amount, the monthly charges deducted from the account value will change.

Decreases in the Selected Face Amount will be effective on the monthly charge date that is on, or precedes, the date we receive the request.

Decreases in the Selected Face Amount may have adverse tax consequences.

If you decrease the Selected Face Amount, the policy may become a “modified endowment contract” (“MEC”) under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA.

First Premium

Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, initial Selected Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums

When applying for the policy, you select the Planned Annual Premium and payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Principal Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must have sufficient value. See Grace Period and Termination.

Premium Payments and Flexibility

After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

If applying a subsequent premium in a policy year means your policy will become a modified endowment contract, the following will occur:

•	For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a MEC. We will refund any remaining premium that we cannot apply and return it to you.
•	If we receive this subsequent premium payment within 21 days prior to your Policy Anniversary Date and we have billed you for a planned premium due on or about the Policy Anniversary Date, this payment will not be in

Detailed Description of Policy Features

good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.
•	If we receive this subsequent premium payment within 10 days prior to your Policy Anniversary Date and we’ve billed you for a planned premium due on or about the Policy Anniversary Date, such premium payment will not be in good order and we’ll hold this premium payment and credit it to your policy on the Anniversary Date or, if not a Valuation Date, the Valuation Date next following your Policy Anniversary Date. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations

The minimum premium payment we will accept is $10.

The maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the basic premium for the policy;

(b)	the amount of premium paid in the preceding Policy Year;

(c)	the highest premium payment amount that would not increase the amount at risk; or

(d)	the minimum annual premium under the Death Benefit Guarantee Rider, if included with the policy.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums

A net premium is a premium payment we receive in good order, minus the Premium Expense Charge. Premiums that cause the policy to be a MEC may not considered to be in good order, depending on when they are received.

Net Premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we received your completed Part 1 of the Application for the policy; or

(c)	the day we received the first premium payment in good order.

Net Premium Allocation

When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time by telephone or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

You may set your net premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may generally transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. You can make transfers by telephone or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

Currently there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed

Detailed Description of Policy Features

account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each Year for three consecutive Policy Years, and
•	you have not invested any net premium amount in the GPA; or
•	you have not transferred amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.

Limits on Frequent Trading and Market-Timing Activity

This policy and its investment options are not designed to serve as vehicles for what we determine to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not engage in these activities. Therefore, organizations and individuals that intend to trade frequently and/or use market timing investments strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or employ a market timing strategy and curtail their trading in every instance.

If we, or the investment adviser to any of the funds available with this policy, determine that a policyowner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we reserve the right to take restrictive action. Such action includes, but is not limited to:

•	not accepting transfer instructions from a policyowner or other person authorized to conduct a transfer;
•	restricting the ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium;
•	limiting the amount of transfer requests that can be made during a policy year; and
•	requiring the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, we will return the policy value to the investment option from which the transfer was attempted as of the valuation date your transfer request is rejected. We may, among other things, then require you to resubmit the rejected transfer by regular mail only.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

Dollar Cost Averaging

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on one’s investment returns. It is an automated-transfer program.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a

Detailed Description of Policy Features

stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that “source division” and allocated to other divisions (“object divisions”).

Since the same, specified dollar amount is transferred to each object division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continuing DCA through periods of fluctuating price levels.

To elect DCA, complete our DCA election form and send it to us for processing. You may specify a termination date for DCA, if you wish to do so.

If, on a specified DCA transfer date however, the source division does not have enough value to make the transfers you elected, DCA will automatically terminate.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification. We do not charge you to participate in the Dollar Cost Averaging Program.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination

The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period

The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy

If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or
•	five years have passed since it terminated.

Requirements to Reinstate Your Policy

To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.	a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Detailed Description of Policy Features

Policy after You Reinstate

If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application. Your account value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period.

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge is 4%. It is equal to a Sales Charge of 2% plus a Premium Tax Charge of 2%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Mortality Charge; and

(c)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge

The monthly Administrative Charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge

The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Preferred Nonsmoker, Nonsmoker, and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers and higher for Nonsmokers than for Preferred Nonsmokers.

Rider Charge

You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Detailed Description of Policy Features

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge

Each day we deduct a charge from your account value in the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge generally applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount. The Sales Load Surrender Charge generally applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Principal Administrative Office.

Administrative Surrender Charge

This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years, then grades down to zero over the next five years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge

During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase, this charge is equal to 26% of the premiums paid for the coverage up to the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age and gender of the Insured at the time of purchase.

Decrease in Selected Face Amount

If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a surrender charge. The surrender charge is equal to the pro rata surrender charge for each decreased or canceled Selected Face Amount segment.

After a Selected Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Detailed Description of Policy Features

Other Charges

Withdrawal Fee

If you make a partial withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge

This charge reimburses us for the expenses of administering loans.

Charge for Increase in Selected Face Amount

We currently do not charge you to increase your Selected Face Amount. We reserve the right to impose a charge in the future, however, in no event would the charge exceed $75. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase.

Charge for Change from Option 1 to Option 2

We currently do not charge for a change from Death Benefit Option 1 to Death Benefit Option 2. We reserve the right to impose a charge in the future, however, in no event would the charge exceed $75. The charge is designed to reimburse us for the underwriting and administrative costs associated with the change.

Rider Processing Fee

We may charge a one-time processing fee for some riders.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Cash Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account;
•	monthly charges and surrender charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units

The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by
•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value

The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the GPA from the Separate Account; minus

Detailed Description of Policy Features

•	amounts transferred or withdrawn from the GPA; and minus
•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the Loan Interest Rate Expense Charge; or
•	3% if greater.

On each policy anniversary, the interest earned on any outstanding loan is transferred to the divisions and the GPA according to your current premium allocation instructions.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	3% if greater.

Cash Surrender Value

The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Surrender

You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Principal Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrendering the policy may result in adverse tax consequences.

Withdrawals

After the first Policy Year, you may withdraw up to 75% of the cash surrender value.

We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee).

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these.

If you have chosen Death Benefit Option 1, we will reduce the Selected Face Amount by the amount of the withdrawal unless you provide evidence satisfactory to us that the Insured still is insurable. We may not allow a withdrawal if it would result in a reduction of the Selected Face Amount to less than the minimum Initial Face Amount. If the policy’s Face Amount is decreased because of a withdrawal, surrender charges will not apply.

The withdrawal will be effective on the Valuation Date we receive the written request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General

After the first Policy Year, you may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan

We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken.

We transfer the resulting dollar amounts to the loaned portion of the GPA.

Detailed Description of Policy Features

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

The policy also may terminate due to insufficient value. (See Grace Period and Termination.)

Loan Interest Charged

At the time of application, you selected either a fixed loan interest rate of 6% or an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	4%.

If the maximum rate is less than  1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the guaranteed principal account according to the then current value in those divisions and is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment

You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. We will allocate any other loan repayment first to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Interest on Loaned Value

We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3%, and the policy loan rate less a Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.90%.

Effects of Policy Loans

A policy loan affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan

Detailed Description of Policy Features

could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the death of the Insured. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the Insured; (4) high or increasing amount at risk, depending on Death Benefit Option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

Example:

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your net surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 net surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action. The risks that result from taking a policy loan may be reduced if you repay the policy debt.

Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. The Separate Account is maintained under the laws of the Commonwealth of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 13 divisions, subject to state availability. Each division invests in shares of a designated Fund.

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

Policyowners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Options

The Funds

The investment funds available through the policy are offered by five investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

The Company has entered into arrangements with the investment adviser, sub-adviser, distributor, and/or affiliated companies of many of the investment funds listed below. These arrangements may result in payment to the Company for providing administrative, marketing, or other support services to the funds. The payments may be used for any corporate purpose, including the payment of expenses that the Company incurs in promoting, issuing, distributing and administering the policies.

The arrangements with the investment funds may vary and may include payments made due to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The payments are generally based on an annual percentage of the average net assets held by the Company and its affiliates in that fund. Currently, on an annual basis, the payments range from 0.08% to 0.30% of the assets of the investment fund that are attributed to the policies. These payments may be significant.

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century® Variable Portfolios, Inc.

American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. (“American Century”) Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The Fund pursues a total return and dividend yield that exceed those of the S&P 500® Index[1] by investing in stocks of companies with strong expected returns.

Investment Options

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Fidelity® Variable Insurance Products (“VIP”) Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company (“FMR”) Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The Fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments; Potentially using other investment strategies to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity.

MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Investment Options

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The Fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index.[2]

[1]	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
[2]	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

Investment Options

Rates of Returns

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any deductions from premiums; monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance, as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post monthly investment performance reports for VLS on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday-Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500® Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Principal Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of death to the date of lump sum payment, or the effective date of a payment option.

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the Insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the Insured’s death.

We may delay paying any net surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Other Policy Information

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 2.5%.

(continued)

Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one person dies, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options

If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named in our records to receive insurance proceeds at the Insured’s death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Unless you have named an irrevocable beneficiary or an assignment is in effect, you may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. The owner must have the consent of an irrevocable beneficiary or assignee to change the beneficiaries. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

Unless you have named an irrevocable beneficiary, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy after it has been in force during the Insured’s lifetime for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change or reinstatement after it has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

If the Insured dies by suicide, while sane or insane, the policy benefit may be limited.

Other Policy Information

•	If the death occurs within two years after the Issue Date, the death benefit will be limited to the sum of all premiums paid, less any withdrawals and any policy debt.
•	If death occurs within two years after the effective date of an increase in Selected Face Amount (but at least two years after the Issue Date), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase.

However, if a refund was payable as the result of suicide during the first two years following the Issue Date of the policy, there is no additional refund for any Selected Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Some riders do not result in monthly charges, however, we may charge a one-time fee when you exercise the rider. If you choose to add a rider for which we charge you may cancel it at any time upon written request.

The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Accelerated Death Benefit Rider

This rider advances the Policyowner a portion of the death benefit when we receive proof, satisfactory to us, that the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Accidental Death Benefit Rider

This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Death Benefit Guarantee Rider. Until Attained Age 70, or 40 years from the Policy Date, whichever is sooner, the policy will not terminate when the account value is insufficient to cover the Monthly Charge on a Monthly Calculation Date if (a) exceeds (b) where:

(a)	is the sum of all premiums paid, minus any withdrawals, and minus any policy debt; and

(b)	is the sum of Minimum Monthly Premiums for this rider since the Policy Date.

Minimum Monthly Premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required Minimum Monthly Premiums on each Monthly Calculation Date. The Minimum Monthly Policy Premium may change if the Selected Face Amount is increased or decreased or if riders are added, changed, or terminated. The new Minimum Monthly Premium will apply from the effective date of the change.

If, on a Monthly Calculation Date, the Minimum Monthly Policy Premium requirement has not been met, you will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the requirement as of that date, plus (b) two times the Minimum Monthly Premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Disability Benefit Rider

This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will apply a premium payment to the policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, you choose a Specified Monthly Amount. In the event of the Insured’s total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of: (a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Insurability Protection Rider

This rider allows the Policyowner to increase the Selected Face Amount of the policy for a specified

Other Policy Information

amount on specified dates, without evidence of insurability.

Right to Exchange Insured Endorsement

Upon request, the policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the policy may be exchanged for a new policy on the life of a new insured, subject to certain conditions and satisfactory evidence of insurability.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors receives compensation for its activities as the underwriter of the policy.

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under their existing policies.

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sold the policy through agents who were licensed by state insurance officials to sell the policy and were registered representatives of a selling broker.

Agents who sold these policies receive commissions based on certain commission schedules and rules. We pay commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each policy year.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 6 and 7, 5% of premium paid up to the Target Premium and 2% of premium in excess of the Target Premium; for coverage years 8-10, 4% of the premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; and for coverage years 11-20, 2% of all premium paid. Also, for Policy Years 2-20, 0.15% of the average monthly account value during the year; and for Policy Years 21 and beyond, 0.05% of the average monthly account value during the year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors or MassMutual may enter into special arrangements with certain broker-dealers based on aggregate or anticipated sales of the policies or other criteria. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. In addition, broker-dealer firms may also receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to MassMutual or our affiliates. Any such compensation payable to a broker-dealer firm will be made by MML Distributors or MassMutual out of their own assets and will not result in any additional direct charge to you.

Other Policy Information

V. Other Information

MassMutual

Massachusetts Mutual Life Insurance Company (“MassMutual” or “the Company”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

MassMutual’s Tax Status

MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation.

Other Information

For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force. You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria. If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life

Other Information

insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts

If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or

(ii)	made because the taxpayer became disabled; or

(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

Other Information

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-day testing period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Payments to Nonresident Aliens

Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

(1)	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and
(2)	an IRS individual taxpayer identification number (“ITIN”).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Other Information

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The policy’s number of shares of the Funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Accounts, segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;
•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $1,000,000 deductible).

Legal Language

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse

Other Information

impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial positions, results of operations, or liquidity.

Experts

The financial statements included in this Prospectus for Massachusetts Mutual Variable Life Separate Account I–Variable Life Select Segment and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2003 and 2002, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2003, 2002, and 2001 included elsewhere in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and to the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any policy debt outstanding and any unpaid monthly charges to the date of death.

Death Benefit Option: The policy offers two Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the Premium Expense Charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MassMutual and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Appendix A

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Principal Administrative Office: Our Principal Administrative Office is located at P.O. Box 1865, MassMutual Customer Service Center, Springfield, Massachusetts 01102-1865.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policy’s designated segment of the “Massachusetts Mutual Variable Life Separate Account I” established by MassMutual under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission under the 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MassMutual.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.

Appendix A

Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Selected Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum Face Amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Selected Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum Face Amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Selected Face Amount plus account value).

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Selected Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Selected Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Selected Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Appendix B

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address       Principal Occupation(s) During Past Five Years
--------------------------------       ----------------------------------------------
Roger G. Ackerman, Director            Corning, Inc.
P.O. Box 45                              Chairman (2001)
Phoenix, NY 13135                        Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director               Resolute Partners, LLC
75 Clapboard Ridge Road                  Chairman (since 1997)
Greenwich, CT 06830

Gene Chao, Director                    Computer Projections, Inc.
733 SW Vista Avenue                      Chairman, President and CEO (1991-2000)
Portland, OR 97205

James H. DeGraffenreidt, Jr., Director WGL Holdings, Inc.
101 Constitution Avenue, NW              Chairman and Chief Executive Officer (since 2001)
Washington, DC 20080                     Chairman, President, and Chief Executive Officer
                                         (2000-2001)
                                         Chairman and Chief Executive Officer (1998-2000)

Patricia Diaz Dennis, Director         SBC Pacific Bell/SBC Nevada Bell
2600 Camino Ramon, Room 4CS100           Senior Vice President, General Counsel & Secretary
San Ramon, CA 94853                      (since 2002)
                                       SBC Communications Inc.
                                         Senior Vice President--Regulatory and Public Affairs
                                         (1998-2002)

James L. Dunlap, Director              Ocean Energy, Inc.
1659 North Boulevard                     Vice Chairman (1998-1999)
Houston, TX 77006

William B. Ellis, Director             Yale University School of Forestry and Environmental
31 Pound Foolish Lane                    Studies
Glastonbury, CT 06033                    Senior Fellow (since 1995)

Robert A. Essner, Director             Wyeth (formerly American Home Products)
5 Giralda Farms                          Chairman, President and Chief Executive Officer
Madison, NJ 07940                        (since 2002)
                                         President and Chief Executive Officer (2001)
                                         President and Chief Operating Officer (2000-2001)
                                         Executive Vice President (1997-2000)
                                       Wyeth-Ayerst Pharmaceuticals
                                         President (1997-2000)

Robert M. Furek, Director              Resolute Partners LLC
70 Waterside Lane                        Partner (since 1997)
West Hartford, CT 06107                State Board of Trustees for the Hartford School System
                                         Chairman (1997-2000)

Carol A. Leary, Director               Bay Path College
588 Longmeadow Street                    President (since 1994)
Longmeadow, MA 01106

William B. Marx, Jr., Director         Lucent Technologies
5 Peacock Lane                           Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299

                                      1

Name, Position, Business Address         Principal Occupation(s) During Past Five Years
--------------------------------         ----------------------------------------------

John F. Maypole, Director                Peach State Real Estate Holding Company
55 Sandy Hook Road--North                  Managing Partner (since 1984)
Sarasota, FL 34242

Robert J. O'Connell, Director, Chairman, Massachusetts Mutual Life Insurance Company
  President and Chief Executive Officer    Chairman (since 2000), Director, President and
1295 State Street                          Chief Executive Officer (since 1999)
Springfield, MA 01111

Marc Racicot, Director                   Bracewell & Patterson, LLP
2000 K Street, N.W., Suite 500             Partner (since 2001)
Washington, DC 20006-1872                State of Montana
                                           Governor (1993-2000)

Executive Vice Presidents

Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------

Susan A. Alfano                                Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr.                       Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President and General Counsel
Springfield, MA 01111                            (since 1993)

Frederick C. Castellani                        Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1996-2001)

Howard E. Gunton                               Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President & CFO (since 2001)
Springfield, MA 01111                            Senior Vice President & CFO (1999-2001)
                                                 AIG Life Insurance Co.
                                                 Senior Vice President & CFO (1973-1999)

James E. Miller                                Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President
Springfield, MA 01111                            (since 1997 and 1987-1996)

John V. Murphy                                 OppenheimerFunds, Inc.
1295 State Street                                Chairman, President, and Chief Executive Officer
Springfield, MA 01111                            (since 2001)
                                                 President & Chief Operating Officer (2000-2001)
                                               Massachusetts Mutual Life Insurance Company
                                                 Executive Vice President (since 1997)

Andrew Oleksiw                                 Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2003)
Springfield, MA 01111                            Senior Vice President (1999-2003)
                                               First Union
                                                 Senior Vice President (1993-1999)

                                      2

Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------

Stuart H. Reese                                David L. Babson and Co. Inc.
1295 State Street                                Chairman and Chief Executive Officer (since 2001)
Springfield, MA 01111                            President and Chief Executive Officer (1999-2001)
                                               Massachusetts Mutual Life Insurance Company
                                                 Executive Vice President and Chief Investment
                                                 Officer (since 1999)
                                               Chief Executive Director--Investment Management
                                                 (1997-1999)

Toby Slodden                                   Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2003)
Springfield, MA 01111                            Senior Vice President (1999-2003)
                                                 Vice President (1998-1999)

Matthew E. Winter                              Massachusetts Mutual Life Insurance Company
1295 State Street                                Executive Vice President (since 2001)
Springfield, MA 01111                            Senior Vice President (1998-2001)
                                                 Vice President (1996-1998)

                                      3

Independent Auditors’ Report

To the Board of Directors and Policyowners of

Massachusetts Mutual Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I – Variable Life Select Segment (“the Account”) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2003, the results of its operations and its changes in net assets for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2004

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select Segment

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	†MML Small Cap Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
ASSETS
Investments
Number of shares (Note 2)	189,283	97,340	518,342	1,208,401	122,950	138,271	1,308,808	45,489	217,087	274,694	328,154	404,436	116,495

Identified cost (Note 3B)	$1,191,363	$2,093,884	$9,386,234	$33,071,172	$1,611,551	$1,708,233	$1,307,386	$417,568	$11,400,476	$10,740,691	$8,266,198	$1,849,048	$2,018,866

Value (Note 3A)	$1,243,592	$2,251,478	$7,598,513	$25,163,621	$1,684,415	$1,729,939	$1,307,419	$506,868	$7,969,264	$9,531,867	$8,230,091	$2,042,401	$2,318,257
Receivable from Massachusetts Mutual Life Insurance Company	-	18	545	4,241	-	144	-	-	3,396	4,448	1,246	-	1,816
Dividends receivable	-	-	-	-	-	-	531	-	-	-	-	-	-

Total assets	1,243,592	2,251,496	7,599,058	25,167,862	1,684,415	1,730,083	1,307,950	506,868	7,972,660	9,536,315	8,231,337	2,042,401	2,320,073

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	19	-	-	-	25	-	19	16	-	-	-	21	-

NET ASSETS	$1,243,573	$2,251,496	$7,599,058	$25,167,862	$1,684,390	$1,730,083	$1,307,931	$506,852	$7,972,660	$9,536,315	$8,231,337	$2,042,380	$2,320,073

Net Assets
For variable life insurance policies	$1,243,573	$2,251,496	$7,599,058	$25,167,862	$1,684,390	$1,730,083	$1,307,931	$506,852	$7,972,660	$9,536,315	$8,231,337	$2,042,380	$2,320,073

Outstanding units (Notes 7 and 8)
Policyowners	1,357,942	2,144,247	4,783,647	15,219,812	1,993,531	1,017,805	980,541	384,813	4,751,414	3,865,822	3,283,271	1,140,421	1,801,563

NET ASSET VALUE (Note 8)
December 31, 2003	$0.92	$1.05	$1.59	$1.65	$0.84	$1.70	$1.33	$1.32	$1.68	$2.47	$2.51	$1.79	$1.29
December 31, 2002	0.71	0.82	1.35	1.30	0.66	1.62	1.33	1.01	1.34	1.89	1.76	1.53	0.94

*	Prior to August 30, 1999, this division was called Oppenheimer Capital Appreciation Division.
**	Prior to August 30, 1999, this division was called Oppenheimer Growth Division.
†	Prior to May 1, 2002, this division was called MML Small Cap Value Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	†MML Small Cap Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Investment income

Dividends (Note 3B)	$12,695	$8,335	$181,821	$397,305	$22,164	$89,787	$8,666	$845	$-	$30,911	$47,770	$107,710	$-

Expenses

Mortality and expense risk fees (Note 4)	5,635	10,593	37,950	116,005	7,748	9,341	7,726	2,268	39,227	44,585	35,433	10,028	10,445

Net investment income (loss) (Note 3C)	7,060	(2,258)	143,871	281,300	14,416	80,446	940	(1,423)	(39,227)	(13,674)	12,337	97,682	(10,445)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(32,564)	(67,786)	(761,436)	(2,080,538)	(165,847)	8,390	127	6,590	(155,643)	(301,824)	(30,807)	2,098	(21,683)

Change in net unrealized appreciation/depreciation of investments	295,967	566,009	1,787,050	7,002,909	507,390	(6,648)	(79)	111,337	1,771,107	2,519,238	2,440,380	193,578	649,713

Net gain (loss) on investments	263,403	498,223	1,025,614	4,922,371	341,543	1,742	48	117,927	1,615,464	2,217,414	2,409,573	195,676	628,030

Net increase (decrease) in net assets resulting from operations	270,463	495,965	1,169,485	5,203,671	355,959	82,188	988	116,504	1,576,237	2,203,740	2,421,910	293,358	617,585

Capital transactions: (Note 7)

Transfer of net premium	177,550	342,180	858,546	4,435,019	231,781	252,853	172,567	92,854	1,442,691	1,496,858	982,755	203,877	313,375

Transfer from (to) Guaranteed Principal Account	813	1,462	(16,592)	(123,216)	(965)	(2,142)	(19,593)	(521)	(1,522)	(2,701)	(2,439)	881	(1,790)

Transfer of surrender values	(47,659)	(141,422)	(344,850)	(729,314)	(88,414)	(18,250)	(81,377)	(21,771)	(299,300)	(370,233)	(138,063)	(18,204)	(82,339)

Transfer due to policy loans, net of repayments (Note 3D)	938	(22,324)	(55,473)	(209,613)	3,342	(28,932)	(11,156)	(5,335)	(117,192)	(140,184)	(49,047)	(9,202)	(15,047)

Transfer due to death benefits	-	(475)	(1,684)	(4,050)	(255)	(414)	-	-	(563)	(280)	(616)	(370)	(369)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	38	646	(2,096)	(777)	2,433	(5)	5	93	33,547	1,349	3,440	124	1

Withdrawal due to charges for administrative and insurance costs	(77,965)	(162,778)	(654,493)	(2,313,311)	(97,635)	(144,996)	(100,755)	(36,357)	(686,446)	(747,948)	(533,378)	(115,331)	(178,769)

Divisional transfers	43,347	77,221	11,029	(82,519)	51,808	2,743	(30,332)	30,054	(205,201)	(35,522)	(81,290)	77,945	140,717

Net increase (decrease) in net assets resulting from capital transactions	97,062	94,510	(205,613)	972,219	102,095	60,857	(70,641)	59,017	166,014	201,339	181,362	139,720	175,779

Total increase (decrease)	367,525	590,475	963,872	6,175,890	458,054	143,045	(69,653)	175,521	1,742,251	2,405,079	2,603,272	433,078	793,364

NET ASSETS, at beginning of the year	876,048	1,661,021	6,635,186	18,991,972	1,226,336	1,587,038	1,377,584	331,331	6,230,409	7,131,236	5,628,065	1,609,302	1,526,709

NET ASSETS, at end of the year	$1,243,573	$2,251,496	$7,599,058	$25,167,862	$1,684,390	$1,730,083	$1,307,931	$506,852	$7,972,660	$9,536,315	$8,231,337	$2,042,380	$2,320,073

*	Prior to August 30, 1999, this division was called Oppenheimer Capital Appreciation Division.
**	Prior to August 30, 1999, this division was called Oppenheimer Growth Division.
†	Prior to May 1, 2002, this division was called MML Small Cap Value Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2002

	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	†MML Small Cap Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Investment income

Dividends (Note 3B)	$5,867	$12,347	$212,057	$597,287	$18,130	$88,203	$15,430	$809	$50,631	$51,094	$32,731	$110,665	$-

Expenses

Mortality and expense risk fees (Note 4)	4,203	8,763	39,845	111,079	6,899	7,644	6,757	1,398	39,540	45,166	34,613	7,840	8,663

Net investment income (loss) (Note 3C)	1,664	3,584	172,212	486,208	11,231	80,559	8,673	(589)	11,091	5,928	(1,882)	102,825	(8,663)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(16,557)	(52,638)	(870,742)	(1,609,279)	(158,836)	8,978	(224)	2,220	(325,473)	(137,334)	(37,345)	(13,053)	(23,714)

Change in net unrealized appreciation/depreciation of investments	(168,071)	(119,215)	(239,351)	(3,404,115)	(208,882)	17,464	394	(36,128)	(2,105,404)	(2,556,096)	(1,579,087)	7,514	(373,001)

Net gain (loss) on investments	(184,628)	(171,853)	(1,110,093)	(5,013,394)	(367,718)	26,442	170	(33,908)	(2,430,877)	(2,693,430)	(1,616,432)	(5,539)	(396,715)

Net increase (decrease) in net assets resulting from operations	(182,964)	(168,269)	(937,881)	(4,527,186)	(356,487)	107,001	8,843	(34,497)	(2,419,786)	(2,687,502)	(1,618,314)	97,286	(405,378)

Capital transactions: (Note 7)

Transfer of net premium	177,140	368,147	1,034,728	5,048,627	250,099	220,047	223,242	87,047	1,712,088	1,668,479	1,015,440	205,071	309,970

Transfer to (from) Guaranteed Principal Account	-	(2,368)	(36,022)	(52,853)	(8,195)	(2,623)	(82,659)	-	(23,936)	(51,364)	(27,582)	(1)	(851)

Transfer of surrender values	(7,135)	(20,231)	(310,504)	(615,228)	(55,141)	(64,252)	(94,931)	(624)	(198,890)	(128,620)	(150,042)	(38,576)	(20,330)

Transfer due to policy loans, net of repayments (Note 3D)	(5,004)	(5,852)	(142,770)	(118,870)	(6,333)	(21,298)	(4,712)	(198)	(29,038)	(84,592)	(37,324)	(6,577)	(12,526)

Transfer due to death benefits	-	-	(20,206)	(8,193)	(615)	-	-	-	(1,259)	(2,738)	(446)	(1,274)	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	104	(459)	384	3,367	13,649	143	(115)	51	390	(44)	(733)	24	1,823

Withdrawal due to charges for administrative and insurance costs	(63,400)	(143,425)	(665,668)	(2,314,275)	(89,464)	(121,073)	(89,119)	(23,854)	(721,749)	(781,862)	(537,805)	(93,796)	(153,196)

Divisional transfers	371,517	94,474	(104,227)	(235,499)	391,567	155,011	206,849	88,146	(951,355)	(755,208)	354,021	105,766	278,937

Net increase (decrease) in net assets resulting from capital transactions	473,222	290,286	(244,285)	1,707,076	495,567	165,955	158,555	150,568	(213,749)	(135,949)	615,529	170,637	403,827

Total increase (decrease)	290,258	122,017	(1,182,166)	(2,820,110)	139,080	272,956	167,398	116,071	(2,633,535)	(2,823,451)	(1,002,785)	267,923	(1,551)

NET ASSETS, at beginning of the year	585,790	1,539,004	7,817,352	21,812,082	1,087,256	1,314,082	1,210,186	215,260	8,863,944	9,954,687	6,630,850	1,341,379	1,528,260

NET ASSETS, at end of the year	$876,048	$1,661,021	$6,635,186	$18,991,972	$1,226,336	$1,587,038	$1,377,584	$331,331	$6,230,409	$7,131,236	$5,628,065	$1,609,302	$1,526,709

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.
†	Prior to May 1, 2002. The MML Small Cap Equity Division was called MML Small Cap Value Equity Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select Segment

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2001

	American Century ® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Investment income

Dividends (Note 3B)	$4,431	$45,368	$1,511,822	$6,396,872	$11,473	$81,299	$38,335	$1,032	$1,520,694	$1,042,489	$915,286	$79,120	$-

Expenses

Mortality and expense risk fees (Note 4)	2,965	8,008	42,979	120,879	5,887	6,311	5,859	870	51,505	56,329	36,107	7,140	7,515

Net investment income (loss) (Note 3C)	1,466	37,360	1,468,843	6,275,993	5,586	74,988	32,476	162	1,469,189	986,160	879,179	71,980	(7,515)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(6,621)	(39,090)	(378,127)	(340,353)	(30,004)	18,189	(1,112)	3,270	164,739	144,311	49,698	(5,317)	11,982

Change in net unrealized appreciation/depreciation of investments	(43,770)	(189,112)	(1,604,479)	(9,562,971)	(119,710)	(12,939)	(282)	2,783	(5,458,327)	(2,570,040)	(1,825,157)	(13,812)	(13,770)

Net gain (loss) on investments	(50,391)	(228,202)	(1,982,606)	(9,903,324)	(149,714)	5,250	(1,394)	6,053	(5,293,588)	(2,425,729)	(1,775,459)	(19,129)	(1,788)

Net increase (decrease) in net assets resulting from operations	(48,925)	(190,842)	(513,763)	(3,627,331)	(144,128)	80,238	31,082	6,215	(3,824,399)	(1,439,569)	(896,280)	52,851	(9,303)

Capital transactions: (Note 7)

Transfer of net premium	164,709	581,611	1,181,064	5,490,070	261,905	195,459	218,483	43,282	2,151,025	2,115,571	1,300,583	173,347	501,915

Transfer to (from) Guaranteed Principal Account	(2,223)	(34,517)	(20,519)	(119,269)	(331)	(6,997)	2,089	(10,967)	(33,308)	(63,183)	(37,046)	(6,844)	(22,112)

Transfer of surrender values	(5,224)	(5,869)	(184,781)	(423,167)	(4,704)	(31,362)	(294,894)	(4,938)	(135,950)	(156,860)	(54,372)	(5,606)	(2,626)

Transfer due to policy loans, net of repayments (Note 3D)	(741)	(11,554)	(71,431)	(302,222)	(3,385)	(159,549)	(9,858)	(720)	(142,244)	(141,678)	(143,946)	(16,544)	(3,275)

Transfer due to death benefits	-	(23,380)	(3,939)	(60,889)	(226)	-	(73,392)	-	(17,966)	(66,413)	(695)	-	(36,819)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	21	1,448	1,080	10,721	645	(2,256)	(298)	(37)	12,566	5,904	5,089	(11)	(324)

Withdrawal due to charges for administrative and insurance costs	(48,363)	(124,549)	(655,588)	(2,264,674)	(73,203)	(92,177)	(70,908)	(13,628)	(777,961)	(836,983)	(497,445)	(78,684)	(126,177)

Divisional transfers	(7,984)	(37,672)	4,037	(166,821)	(39,542)	388,576	547,183	65,311	(389,150)	(291,228)	(84,969)	12,549	(290)

Net increase (decrease) in net assets resulting from capital transactions	100,195	345,518	249,923	2,163,749	141,159	291,694	318,405	78,303	667,012	565,130	487,199	78,207	310,292

Total increase (decrease)	51,270	154,676	(263,840)	(1,463,582)	(2,969)	371,932	349,487	84,518	(3,157,387)	(874,439)	(409,081)	131,058	300,989

NET ASSETS, at beginning of the year	534,520	1,384,328	8,081,192	23,275,664	1,090,225	942,150	860,699	130,742	12,021,331	10,829,126	7,039,931	1,210,321	1,227,271

NET ASSETS, at end of the year	$585,790	$1,539,004	$7,817,352	$21,812,082	$1,087,256	$1,314,082	$1,210,186	$215,260	$8,863,944	$9,954,687	$6,630,850	$1,341,379	$1,528,260

*	Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.
**	Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains twelve segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable universal life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

On October 15, 2002, MassMutual established a twelfth segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s new lifetime insurance protection for individual, flexible premium adjustable, variable life insurance policy, known as VUL GuardSM.

MassMutual paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the thirteen divisions of the Variable Life Select Segment.

Notes To Financial Statements (Continued)

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account I assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT’S ASSETS

The Variable Life Select Segment consists of thirteen divisions. Each division invests in corresponding shares of either the American Century® Variable Portfolios, Inc. (“American Century VP”), Fidelity® Variable Insurance Products Fund (“Fidelity VIP”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), and T. Rowe Price Equity Series, Inc. (“T. Rowe Price”). Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called Oppenheimer Capital Appreciation Division and the Oppenheimer Capital Appreciation Division was called Oppenheimer Growth Division. Prior to May 1, 2002, the MML Small Cap Equity Division was called MML Small Cap Value Equity Division.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to the Variable Life Select Segment’s policyowners: American Century® VP Income & Growth Fund. American Century Investment Management, Inc. is the investment adviser to the Fund.

Fidelity VIP is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Variable Life Select Segment’s policyowners: Fidelity® VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

MML Trust is an open-end, investment company registered under the 1940 Act with six of its fourteen separate series available to the Variable Life Select Segment’s policyowners: MML Blend Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Equity Fund (prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund). MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Equity Fund. MassMutual has entered into sub-advisory agreements with Babson and Alliance Capital Management L.P. (“Alliance Capital”) (effective February 12, 2002) whereby Babson and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, Inc. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund. Prior to January 31, 2003, Deutsche Asset Management, Inc., served as sub-adviser to this Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with four of its Funds available to the Variable Life Select Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Variable Life Select Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the thirteen divisions of the Variable Life Select Segment, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. The general account is not registered as an investment company under the 1940 Act.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Variable Life Select Segment in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in American Century VP, Fidelity VIP, MML Trust, Oppenheimer Funds and T. Rowe Price are each stated at market value, which is the net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MassMutual’s total operations and is not taxed separately. The Variable Life Select Segment will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of the Variable Life Select Segment are credited to the policies. Accordingly, MassMutual does not intend to make any charge to the Variable Life Select Segment’s divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

D.	Policy Loan

When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate in all jurisdictions, except Arkansas, at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest at an annual rate determined by MassMutual, which will not be less than 3%, on any loaned amount.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MassMutual charges the divisions of Variable Life Select Segment of Separate Account I for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division’s net assets.

MassMutual makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment of Separate Account I and the GPA. A premium expense charge of 4% is deducted equaling 2% sales charge and a 2% premium tax charge. No additional deductions are taken when money is transferred from the GPA to the Variable Life Select Segment of Separate Account I. MassMutual also makes certain charges for the cost of insurance and administrative costs.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Variable Life Select Segment’s account by MassMutual to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfer may be made to MassMutual.

Notes To Financial Statements (Continued)

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, served as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly owned subsidiary of MassMutual, serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

The policies are no longer offered for sale to the public. Policy owners may continue to make premium payments under existing policies.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Cost of purchases	$210,026	$344,124	$769,990	$3,104,676	$467,416	$322,972	$807,853	$128,009	$ 885,670	$1,186,655	$734,726	$365,030	$507,127
Proceeds from sales	(105,685)	(251,702)	(832,161)	(1,846,634)	(350,684)	(181,669)	(876,936)	(70,404)	(761,592)	(1,003,218)	(542,073)	(127,362)	(343,420)

7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS The changes in outstanding units for the two years ended December 31, 2003 were as follows:
December 31, 2003	American Century® VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division
Units purchased	239,446	397,414	623,998	3,162,330	331,033	152,619	132,403	97,724	973,225	722,121	509,372	130,510	296,877
Units withdrawn	(161,568)	(357,613)	(748,607)	(2,441,491)	(254,664)	(114,519)	(172,116)	(66,936)	(753,484)	(603,592)	(379,210)	(69,596)	(251,082)
Units transferred between divisions and to/from GPA	49,437	83,417	(22,903)	(62,959)	65,079	(742)	(13,240)	25,563	(106,067)	(17,345)	(39,950)	24,337	124,161

Net increase (decrease)	127,315	123,218	(147,512)	657,880	141,448	37,358	(52,953)	56,351	113,674	101,184	90,212	85,251	169,956

December 31, 2002	American Century® VP Income & Growth Division	Fidelity® VIP II Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	228,972	422,781	735,915	3,571,370	342,751	142,814	168,389	83,686	1,136,403	791,037	515,021	140,682	304,959

Units withdrawn	(96,998)	(198,371)	(838,812)	(2,216,900)	(215,437)	(132,724)	(178,918)	(22,039)	(659,809)	(521,882)	(393,165)	(93,784)	(179,423)

Units transferred between divisions and to/from GPA	438,806	108,432	(77,726)	(172,980)	455,730	95,146	129,465	79,712	(577,098)	(327,103)	158,007	68,489	226,930

Net increase (decrease)	570,780	332,842	(180,623)	1,181,490	583,044	105,236	118,936	141,359	(100,504)	(57,948)	279,863	115,387	352,466

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A.	A summary of units outstanding, unit values, net assets, investment income ratios (year 2003-gross investment income; prior years-net investment income), expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2003 follows.

		Net Assets		Investment Income Ratio	Expense Ratio	Total Return
	Units	Unit Value	Amount
American Century® VP Income & Growth Division

December 31,

2003	1,357,942	$0.92	$1,243,573	1.24%	0.55%	28.64%

2002	1,230,627	0.71	876,048	0.22%	0.55%	(19.81)%

2001	659,847	0.89	585,790	0.27%	0.55%	(8.86)%

2000	548,759	0.97	534,520	(0.08)%	0.55%	(11.17)%

1999*	227,971	1.10	249,789	(0.27)%	0.55%	9.57%

Fidelity® VIP Contrafund® Division

December 31,

2003	2,144,247	1.05	2,251,496	0.43%	0.55%	27.76%

2002	2,021,029	0.82	1,661,021	0.22%	0.55%	(9.84)%

2001	1,688,187	0.91	1,539,004	2.58%	0.55%	(12.76)%

2000	1,325,232	1.04	1,384,328	6.21%	0.55%	(7.17)%

1999*	461,647	1.12	519,271	(0.27)%	0.55%	12.48%

MML Blend Division

December 31,

2003	4,783,647	1.59	7,599,058	2.63%	0.55%	18.06%

2002	4,931,159	1.35	6,635,186	2.38%	0.55%	(12.01)%

2001	5,111,782	1.53	7,817,352	18.90%	0.55%	(6.27)%

2000	4,952,981	1.63	8,081,192	18.46%	0.55%	(0.53)%

1999	4,329,632	1.64	7,101,388	5.41%	0.55%	(1.78)%

MML Equity Division

December 31,

2003	15,219,812	1.65	25,167,862	1.88%	0.55%	26.79%

2002	14,561,932	1.30	18,991,972	2.41%	0.55%	(19.99)%

2001	13,380,442	1.63	21,812,082	28.72%	0.55%	(15.19)%

2000	12,109,702	1.92	23,275,664	9.13%	0.55%	2.31%

1999	11,246,642	1.88	21,131,705	2.81%	0.55%	(4.35)%

MML Equity Index Division

December 31,

2003	1,993,531	0.84	1,684,390	1.57%	0.55%	27.61%

2002	1,852,083	0.66	1,226,336	0.89%	0.55%	(22.71)%

2001	1,269,039	0.86	1,087,256	0.52%	0.55%	(12.66)%

2000	1,111,356	0.98	1,090,225	0.52%	0.55%	(9.98)%

1999*	463,685	1.09	505,294	2.51%	0.55%	8.97%

MML Managed Bond Division

December 31,

2003	1,017,805	1.70	1,730,083	5.28%	0.55%	5.01%

2002	980,447	1.62	1,587,038	5.79%	0.55%	7.81%

2001	875,211	1.50	1,314,082	6.57%	0.55%	7.30%

2000	673,271	1.40	942,150	5.21%	0.55%	10.64%

1999	578,206	1.27	731,701	6.11%	0.55%	(2.37)%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

		Net Assets		Investment Income Ratio	Expense Ratio	Total Return
	Units	Unit Value	Amount
MML Money Market Division

December 31,

2003	980,541	$1.33	$1,307,931	0.62%	0.55%	0.07%

2002	1,033,494	1.33	1,377,584	0.71%	0.55%	0.73%

2001	914,558	1.32	1,210,186	3.06%	0.55%	3.10%

2000	670,663	1.28	860,699	5.26%	0.55%	5.48%

1999	584,485	1.22	711,210	4.08%	0.55%	4.22%

MML Small Cap Equity Division

December 31,

2003	384,813	1.32	506,852	0.20%	0.55%	30.57%

2002	328,462	1.01	331,331	(0.23)%	0.55%	(12.32)%

2001	187,103	1.15	215,260	0.10%	0.55%	2.79%

2000	116,806	1.12	130,742	0.57%	0.55%	13.08%

1999*	42,361	0.99	42,245	1.20%	0.55%	(0.96)%

Oppenheimer Aggressive Growth Division

December 31,

2003	4,751,414	1.68	7,972,660	-	0.55%	24.90%

2002	4,637,740	1.34	6,230,409	0.15%	0.55%	(28.19)%

2001	4,738,244	1.87	8,863,944	15.80%	0.55%	(31.65)%

2000	4,392,388	2.74	12,021,331	2.92%	0.55%	(11.79)%

1999	3,885,325	3.10	12,045,737	(0.55)%	0.55%	82.60%

Oppenheimer Capital Appreciation Division

December 31,

2003	3,865,822	2.47	9,536,315	0.38%	0.55%	30.23%

2002	3,764,638	1.89	7,131,236	0.07%	0.55%	(27.26)%

2001	3,822,586	2.60	9,954,687	9.68%	0.55%	(13.06)%

2000	3,615,334	3.00	10,829,126	5.66%	0.55%	(0.78)%

1999	2,981,888	3.02	9,001,518	2.32%	0.55%	40.88%

Oppenheimer Global Securities Division

December 31,

2003	3,283,271	2.51	8,231,337	0.74%	0.55%	42.24%

2002	3,193,059	1.76	5,628,065	(0.03)%	0.55%	(22.56)%

2001	2,913,196	2.28	6,630,850	13.47%	0.55%	(12.52)%

2000	2,705,613	2.60	7,039,931	12.59%	0.55%	4.54%

1999	2,012,245	2.49	5,009,627	3.13%	0.55%	57.62%

Oppenheimer Strategic Bond Division

December 31,

2003	1,140,421	1.79	2,042,380	5.90%	0.55%	17.42%

2002	1,055,170	1.53	1,609,302	7.21%	0.55%	6.86%

2001	939,783	1.43	1,341,379	5.57%	0.55%	4.27%

2000	884,159	1.37	1,210,321	6.61%	0.55%	2.08%

1999	531,431	1.34	712,697	4.53%	0.55%	2.26%

T. Rowe Price Mid-Cap Growth Division

December 31,

2003	1,801,563	1.29	2,320,073	-	0.55%	37.63%

2002	1,631,607	0.94	1,526,709	(0.55)%	0.55%	(21.68)%

2001	1,279,141	1.19	1,528,260	(0.55)%	0.55%	(1.47)%

2000	1,012,119	1.21	1,227,271	1.74%	0.55%	6.86%

1999*	143,974	1.14	163,420	1.89%	0.55%	13.51%

*	Commenced operations

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

B.	Variable Life Select segment is assessed expense charges, including a Mortality and Expense risk charge, Mortality charge, Administrative charge, Rider charges and Loan Interest Rate Expense charges. These charges are either assessed as a direct reduction in unit values or through redemption of units for all policies contained within Variable Life Select segment.

Mortality and Expense Risk Charges:

MassMutual will make deductions, in all policy years for mortality and expense risks undertaken by MassMutual. Current and maximum rates range from 0.55% to 0.90% on an annual basis of a policy’s daily net asset value.

These charges are a reduction in unit values.

Mortality Charges:

MassMutual will make deductions based on a per thousand rate multiplied by the amount at risk each month. The current rate varies by the gender, issue age, and risk classification of the Insured and the year of coverage. The maximum rate is based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

These charges are a reduction in unit values.

Administrative Charges:

MassMutual will make deductions, in all policy years, for administrative services provided by MassMutual. Current and maximum rates range from $6 to $9 per month per policy.

These charges are a reduction in unit values.

Rider Charges:

MassMutual will make deductions for additional Riders available with the policy, such as accidental death benefit charges ($0.06591- $0.12929 per $1,000 of coverage); insurability protection charges ($0.043 to $0.179 per $1,000 of coverage); and death benefit guarantee charges ($0.01 per $1,000 of face amount).

These charges are a reduction in unit values.

Loan Interest Rate Expense Charges:

MassMutual will make deductions, for all policy years, of from 0.90% to 2.00% of loaned amount. This charge reimburses MassMutual for the expenses of administering the loan.

These charges are a reduction in unit values.

Independent Auditors' Report

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of
Massachusetts Mutual Life Insurance Company (the "Company") as of December 31,
2003 and 2002, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for the years ended
December 31, 2003, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual
Life Insurance Company as of December 31, 2003 and 2002, or the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and
2001.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts
Mutual Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003, 2002 and 2001, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, effective January
1, 2001, the Company adopted certain statutory accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance's adoption of the
National Association of Insurance Commissioners' Accounting Practices and
Procedures Manual. In addition, effective January 1, 2003, the Company adopted
Statement of Statutory Accounting Principles No. 86, "Accounting for Derivative
Instruments and Hedging, Income Generation, and Replication (Synthetic Asset)
Transactions."

DELOITTE & TOUCHE LLP

March 5, 2004

                                     FF-1

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                              December 31,
                                                              2003    2002
                                                              ----    ----
                                                              (In Millions)
   Assets:

   Bonds.................................................... $32,567 $27,782
   Common stocks............................................     733     649
   Mortgage loans...........................................   7,643   7,048
   Policy loans.............................................   6,564   6,253
   Real estate..............................................   1,867   1,844
   Other investments........................................   4,982   4,315
   Cash and short-term investments..........................   6,535   8,178
                                                             ------- -------

   Total invested assets....................................  60,891  56,069
   Accrued investment income................................     775     843
   Other assets.............................................   1,135   1,411
                                                             ------- -------
                                                              62,801  58,323
   Separate account assets..................................  22,943  16,439
                                                             ------- -------
   Total assets............................................. $85,744 $74,762
                                                             ======= =======

   Liabilities:

   Policyholders' reserves.................................. $47,190 $43,756
   Deposit fund balances....................................   4,791   3,913
   Policyholders' dividends.................................   1,121   1,202
   Policyholders' claims and other benefits.................     228     260
   Federal income taxes.....................................     104     334
   Asset valuation reserves.................................     888     489
   Other liabilities........................................   2,228   2,286
                                                             ------- -------
                                                              56,550  52,240
   Separate account liabilities.............................  22,912  16,417
                                                             ------- -------
   Total liabilities........................................  79,462  68,657

   Policyholders' contingency reserves......................   6,282   6,105
                                                             ------- -------

   Total liabilities and policyholders' contingency reserves $85,744 $74,762
                                                             ======= =======

                 See Notes to Statutory Financial Statements.

                                     FF-2

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                    Years Ended December 31,
                                                                     2003     2002     2001
                                                                     ----     ----     ----
                                                                         (In Millions)
Revenue:

Premium income.................................................... $12,152  $10,301  $10,386
Net investment income.............................................   3,870    3,755    3,586
Reserve adjustments on reinsurance ceded..........................      24       34     (297)
Fees and other income.............................................     215      203      196
                                                                   -------  -------  -------

Total revenue.....................................................  16,261   14,293   13,871
                                                                   -------  -------  -------

Benefits and expenses:

Policyholders' benefits and payments..............................   7,110    6,579    7,033
Addition to policyholders' reserves and funds.....................   6,087    4,720    3,907
Operating expenses................................................     863      715      568
Commissions.......................................................     548      432      348
State taxes, licenses and fees....................................     113       93       99
                                                                   -------  -------  -------

Total benefits and expenses.......................................  14,721   12,539   11,955
                                                                   -------  -------  -------

Net gain from operations before dividends and federal income taxes   1,540    1,754    1,916

Dividends to policyholders........................................   1,098    1,163    1,097
                                                                   -------  -------  -------

Net gain from operations before federal income taxes..............     442      591      819

Federal income taxes (benefit)....................................    (122)    (138)     122
                                                                   -------  -------  -------

Net gain from operations..........................................     564      729      697

Net realized capital (losses) gains...............................    (190)     664      123
                                                                   -------  -------  -------

Net income........................................................ $   374  $ 1,393  $   820
                                                                   =======  =======  =======

                 See Notes to Statutory Financial Statements.

                                     FF-3

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                               Years Ended December 31,
                                                                                2003     2002    2001
                                                                                ----     ----    ----
                                                                                    (In Millions)

Policyholders' contingency reserves, beginning of year, as previously reported $6,105   $5,151  $3,836
Cumulative effect of the change in statutory accounting principles............      -        -     981
                                                                               ------   ------  ------

Policyholders' contingency reserves, beginning of year, as adjusted...........  6,105    5,151   4,817

Increase (decrease) due to:

Net income....................................................................    374    1,393     820
Change in net unrealized capital gains (losses)...............................    120     (456)   (491)
Change in asset valuation reserves............................................   (398)     202     202
Change in non-admitted assets.................................................   (238)    (146)   (210)
Change in reserve valuation bases.............................................      -      (57)      -
Change in net deferred income taxes...........................................     81       19      23
Issuance of surplus notes.....................................................    250        -       -
Other.........................................................................    (12)      (1)    (10)
                                                                               ------   ------  ------

Net increase..................................................................    177      954     334
                                                                               ------   ------  ------

Policyholders' contingency reserves, end of year.............................. $6,282   $6,105  $5,151
                                                                               ======   ======  ======

                 See Notes to Statutory Financial Statements.

                                     FF-4

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                               Years Ended December 31,
                                                                               2003      2002      2001
                                                                               ----      ----      ----
                                                                                     (In Millions)
Cash flows from operating activities:

Net income.................................................................. $    374  $  1,393  $    820
Addition to policyholders' reserves and policy benefits, net of transfers to
 separate accounts..........................................................    3,368     3,548     2,746
Change in accrued investment income.........................................       68       (57)      (58)
Change in federal income tax payable........................................     (230)     (340)      (66)
Net realized capital losses (gains).........................................      190      (664)     (123)
Other.......................................................................      (84)      614       196
                                                                             --------  --------  --------

Net cash provided by operating activities...................................    3,686     4,494     3,515
                                                                             --------  --------  --------

Cash flows from investing activities:

Loans and purchases of investments..........................................  (19,962)  (14,280)  (13,095)
Sales and maturities of investments and receipts from repayment of
 loans......................................................................   13,823    12,387    11,133
                                                                             --------  --------  --------

Net cash used in investing activities.......................................   (6,139)   (1,893)   (1,962)
                                                                             --------  --------  --------

Cash flows from financing activities:

Policyholders' account balance deposits.....................................    1,662     1,342     1,064
Policyholders' account balance withdrawals..................................   (1,102)     (449)     (225)
Surplus notes proceeds......................................................      250         -         -
                                                                             --------  --------  --------

Net cash provided by financing activities...................................      810       893       839
                                                                             --------  --------  --------

(Decrease) increase in cash and short-term investments......................   (1,643)    3,494     2,392

Cash and short-term investments, beginning of year..........................    8,178     4,684     2,292
                                                                             --------  --------  --------

Cash and short-term investments, end of year................................ $  6,535  $  8,178  $  4,684
                                                                             ========  ========  ========

                 See Notes to Statutory Financial Statements.

                                     FF-5

Notes To Statutory Financial Statements

1. NATURE OF OPERATIONS

   Massachusetts Mutual Life Insurance Company (the "Company") is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a. Basis of presentation

   The accompanying statutory financial statements have been prepared in conformity with statutory accounting practices, except as to form, of the
   National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts
   Division of Insurance ("Division").

   On January 1, 2003, the Company adopted Statement of Statutory Accounting
   Principles No. 86 "Accounting for Derivative Instruments and Hedging, Income
   Generation, and Replication (Synthetic Asset) Transactions" ("SSAP No. 86").
   For 2002, prior to the adoption of SSAP 86, changes in the fair value of derivative financial instruments were recorded as a component of net income as realized capital gains and losses. In 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in
   Policyholders' Contingency Reserves as unrealized capital gains and losses.
   See Note 3 for additional information regarding the adoption of new accounting standards.

   On January 1, 2001, the Company adopted the Codification of Statutory
   Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America.

   Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences between statutory accounting principles and GAAP are as follows:
   (a) acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies; (b) statutory policy reserves are based upon the Commissioners' Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP reports bonds at fair value; (d)
   deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to policyholders' contingency reserves, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances; (f)
   majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g)
   surplus notes are reported in policyholders' contingency reserves, whereas
   GAAP would report these notes as liabilities; (h) assets are reported at
   "admitted asset" value and "non-admitted assets" are excluded through a charge against policyholders' contingency reserves, while under GAAP,
   "non-admitted assets" are recorded net of any valuation allowance; (i)
   reinsurance recoverables are reported as a reduction of policyholders'
   reserves and deposit fund balances, while under GAAP, these recoverables are reported as an asset; and (j) changes in the fair value of derivative financial instruments are recorded as a change in policyholders' contingency reserves, whereas GAAP records these changes as a component of net income.

                                     FF-6

Notes To Statutory Financial Statements, Continued

   The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. A reconciliation of the Company's policyholders' contingency reserves between the practices permitted by the Division and Codification is as follows:

                                                          December 31,
                                                          2002    2001
                                                          ----    ----
                                                          (In Millions)
       Policyholders' contingency reserves, as reported  $6,105  $5,151
       Less admitted prepaid pension asset                 (128)   (256)
                                                         ------  ------
       Policyholders' contingency reserves, Codification $5,977  $4,895
                                                         ======  ======

   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other than temporary impairments, and the liability for future policyholders' reserves and deposit fund balances.
   Future events, including but not limited to, changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

   Certain 2002 and 2001 balances have been reclassified to conform to current year presentation.

b. Bonds

   Generally, bonds are valued at amortized cost using the constant yield method. Bond transactions are recorded on a trade date basis. The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established using management's estimates of net realizable value.

   For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c. Common stocks

   Common stocks are valued at fair value with unrealized capital gains and losses included as a change in policyholders' contingency reserves. Common stock transactions are recorded on a trade date basis.

   The values of common stocks are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss, and a new cost basis is established using fair value.

                                     FF-7

Notes To Statutory Financial Statements, Continued

d. Mortgage loans

   Mortgage loans are valued at amortized cost net of valuation reserves. The
   Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Interest income earned on impaired loans is accrued on the net carrying value of the loan based on the loan's effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan. Changes in the valuation reserves for mortgage loans are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other than temporary, a direct write-down is recognized as a component of net income as a realized capital loss and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

e. Policy loans

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f. Real estate

   Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, including capital additions, net of write-downs for other than temporary declines in fair value. Depreciation is calculated using the straight-line method over estimated useful life of real estate, not to exceed 40 years. Depreciation expense is included as a component of net income as net investment income.

   Real estate held for sale is carried at the lower of cost or fair value less estimated selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below cost.

   Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure.

   Depreciated cost is adjusted for other than temporary impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment loss being included as a component of net income as a realized capital loss. Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g. Other investments

   Other investments primarily include investments in derivatives, common stock of unconsolidated subsidiaries and affiliates, partnerships and limited liability companies, and preferred stocks. Preferred stocks in good standing are valued at amortized cost.

   The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative strategy employs a variety of instruments, including financial futures, forward commitments, interest rate and currency swaps, equity and asset swaps, options and interest rate caps and floors. Investment risk is assessed on a portfolio basis and derivatives financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

   For derivative financial instruments, the fair value is included in other investments on the Statutory Statements of Financial Position. Net amounts receivable and payable are accrued and included in other investments on the
   Statutory Statements of Financial Position.

                                     FF-8

Notes To Statutory Financial Statements, Continued

   Unconsolidated subsidiaries are accounted for using the equity method. The
   Company accounts for the value of its investment in MassMutual Holding
   Company, Inc. ("MMHC") at its underlying GAAP net equity, adjusted for certain non-admitted assets. Net investment income is recorded by the
   Company to the extent that dividends are paid by the subsidiaries.

   Partnerships and limited liability companies ("LLCs") are accounted for using the equity method. When it is probable that the Company will be unable to recover the outstanding carrying value of an investment, an other than temporary impairment is recognized as a component of net income as a realized capital loss for the excess of the carrying value over the estimated fair value. The estimated fair value is determined by evaluating the Company's current equity value in the underlying investment, performed by assessing the partnership or LLC's balance sheet, cash flow and current financial condition.

h. Cash and short-term investments

   The Company considers all highly liquid investments purchased with maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

i. Accrued investment income

   Accrued investment income consists primarily of interest and dividends.
   Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on:
   (a) unpaid interest on bonds in default; (b) interest on mortgage loans delinquent more than 90 days or where collection of interest is uncertain;
   (c) rent in arrears for more than three months; and (d) policy loan interest due and accrued in excess of cash value.

j. Other assets

   Other assets primarily include the deferred tax asset and outstanding premium.

   Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets.
   Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most amortized software and office equipment costs are non-admitted assets.

k. Non-admitted assets

   Assets designated as "non-admitted" by the NAIC include furniture, certain equipment, the prepaid pension plan asset, the interest maintenance reserve
   ("IMR") asset, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders' contingency reserves.

l. Separate accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company.
   Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

   Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $22,518 million and $16,045 million at December
   31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $394 million and
   $372 million at December 31, 2003 and 2002, respectively, for which the
   Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not reported as a component of net income.

                                     FF-9

Notes To Statutory Financial Statements, Continued

m. Policyholders' reserves

   Policyholders' reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the
   Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.50% to 6.00%.

   Reserves for individual annuities are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to
   11.25%.

   Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 3.00%
   to 6.00%.

   Disabled life reserves are generally calculated using actuarially accepted methodology, morbidity tables, and interest rates reflecting estimated future investment yields. Due to a change from an issue-year basis to an incurral-year basis for valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves resulting in a $54 million decrease in policyholders' contingency reserves.

   Unpaid disability claim liabilities are established based on the disability payments earned from the last payment date to the valuation date. Claim expense reserves are based on a recent analysis of the unit expenses related to the processing and examination of new and on-going claims.

   Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined based in accordance with NAIC Annual
   Statement Instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and corporate owned life insurance products use a formula which applies a weighted average credited rate to the mean account value.

   The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

   The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

   The Company had $29,867 million and $24,197 million of insurance in force at
   December 31, 2003 and 2002, respectively, for which the gross premium is less than the net premium according to the standard valuation set by the
   Division.

   Guaranteed minimum death benefit ("GMDB") reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, as well as the contractual provisions of the issued GMDBs. During 2003, the
   Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for
   GMDBs. The GMDB reserve balances at December 31, 2003 and 2002 were $5 million and $8 million, respectively.

   During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to
   December 31, 2001, resulting in a $3 million decrease in policyholders'
   contingency reserves.

   All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

n. Deposit fund balances

   Reserves for funding agreements, guaranteed investment contracts, deposit administration, supplemental contracts, and immediate participation guarantee contracts are based on account value or accepted actuarial methods, principally at interest rates ranging from 2.25% to 11.25%.

                                     FF-10

Notes To Statutory Financial Statements, Continued

o. Policyholders' dividends

   Policyholders' dividends to be paid in the following year are approved annually by the Company's Board of Directors. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders' dividends payable represents the estimated amount of earned dividends due to policyholders at December 31, 2003 and
   2002. Policyholders' dividends are recorded as a component of net income.

p. Asset valuation reserves

   The Company maintains an asset valuation reserve ("AVR"). The AVR is a contingency reserve to offset potential credit-related losses of stocks, as well as declines in the value of bonds, mortgage loans, real estate investments, partnerships and LLCs.

q. Other liabilities

   Other liabilities primarily include reverse repurchase agreements, collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

   Reverse repurchase agreements are accounted for as collateralized borrowings and are included in other liabilities on the Statutory Statements of
   Financial Position. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. The difference between the proceeds and the amount at which the securities will be subsequently reacquired is reported as interest expense.

r. Policyholders' contingency reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

s. Participating contracts

   Participating contracts issued by the Company represented approximately 66%
   of the Company's policyholders' reserves and deposit fund balances as of
   December 31, 2003.

t. Reinsurance

   The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded are reported on a net basis. Premium income, benefits to policyholders, and policyholders'
   reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of the benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries. See Note 9 for additional information on reinsurance agreements with subsidiaries.

u. Premium and related expense recognition

   Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized when received.
   Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a component of net income in benefits and expenses.

v. Realized and unrealized capital gains and losses

   Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts.
   Realized capital gains and losses are recognized in net income and are determined using the specific

                                     FF-11

Notes To Statutory Financial Statements, Continued

   identification method. Net realized after-tax capital losses of $53 million in 2003, $44 million in 2002, and net realized after-tax capital gains of $3 million in 2001 were deferred into the IMR.

   The IMR defers all interest-related, after-tax, realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.
   Amortization of the IMR amounted to $117 million, $56 million and $31 million in 2003, 2002 and 2001, respectively.

   Unrealized capital gains and losses are recorded as a change in policyholders' contingency reserves.

3. NEW ACCOUNTING STANDARDS

   In December 2003, the Company adopted Statement of Statutory Accounting
   Principles No. 89 "Accounting for Pensions" ("SSAP No. 89"). SSAP No. 89
   supercedes SSAP No. 8 "Pensions." SSAP No. 89 clarifies that changes in the minimum pension liability are to be recorded as a component of policyholders' contingency reserves and not as a component of net income.
   Adoption of SSAP No. 89 did not have an impact upon the Company's policyholders' contingency reserves.

   On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes
   SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting
   Standards Board Statement No. 133, "Accounting for Derivative Instruments
   and Hedging Activities." SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in the hedging transactions that do no meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP
   No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1,
   2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on policyholders' contingency reserves. Accordingly, the
   Company reports the change in market value of its open derivative contracts for the year ended December 31, 2003 of $90 million as a change in net unrealized capital losses on the Statutory Statement of Changes in
   Policyholders' Contingency Reserves and for the years ended December 31,
   2002 and 2001 of $934 million and $275 million, respectively, as a component of net income as net realized capital gains.

   On January 1, 2001, Codification became effective and was adopted by the
   Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on policyholders' contingency reserves of $981 million was principally due to changes in deferred income taxes and derivatives mark-to-market.

                                     FF-12

Notes To Statutory Financial Statements, Continued

4. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a. Bonds

   The carrying value and estimated fair value of bonds were as follows:

                                                                       December 31, 2003
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $ 6,707    $  237      $107     $ 6,837
Debt securities issued by foreign governments                   120        28         -         148
Asset-backed securities                                       1,639        62        10       1,691
Mortgage-backed securities                                    4,330       165        18       4,477
State and local governments                                     101         7         2         106
Corporate debt securities                                    16,117     1,269       100      17,286
Utilities                                                     1,163       102         5       1,260
Affiliates                                                    2,390        26         3       2,413
                                                            -------    ------      ----     -------
                                                            $32,567    $1,896      $245     $34,218
                                                            =======    ======      ====     =======

                                                                       December 31, 2002
                                                            ----------------------------------------
                                                                       Gross      Gross    Estimated
                                                            Carrying Unrealized Unrealized   Fair
                                                             Value     Gains      Losses     Value
                                                             -----     -----      ------     -----
                                                                         (In Millions)
U.S. Treasury securities and obligations of U.S. government
 corporations and agencies                                  $ 3,781    $  396      $  8     $ 4,169
Debt securities issued by foreign governments                    26         2         -          28
Asset-backed securities                                         518        37        15         540
Mortgage-backed securities                                    4,514       308         3       4,819
State and local governments                                      67        13         -          80
Corporate debt securities                                    15,281     1,476       146      16,611
Utilities                                                       978        93        14       1,057
Affiliates                                                    2,617        24         5       2,636
                                                            -------    ------      ----     -------
                                                            $27,782    $2,349      $191     $29,940
                                                            =======    ======      ====     =======

                                     FF-13

Notes To Statutory Financial Statements, Continued

   The following table summarizes carrying value and estimated fair value of bonds at December 31, 2003 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                   Estimated
                                                          Carrying   Fair
                                                           Value     Value
                                                           -----     -----
                                                            (In Millions)
    Due in one year or less                               $   740   $   755
    Due after one year through five years                   7,196     7,622
    Due after five years through ten years                  9,710    10,443
    Due after ten years                                     5,771     5,969
                                                          -------   -------
                                                           23,417    24,789
    Asset and mortgage-backed securities, and obligations
     of U.S. government corporations and agencies           9,150     9,429
                                                          -------   -------
                                                          $32,567   $34,218
                                                          =======   =======

       The purchases, sales and maturities, and gain/loss activity of bonds were as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                       2003      2002    2001
                                                       ----      ----    ----
                                                          (In Millions)
    Cost of investments acquired                      $15,909   $11,141 $9,551
    Proceeds from investments sold, matured or repaid  11,087     9,898  8,138
    Gross realized capital gains                          195        96     76
    Gross realized capital losses                         222       273    152

   Portions of realized capital gains and losses were deferred into the IMR.
   Other than temporary impairments on bonds during the years ended December
   31, 2003, 2002 and 2001 were $157 million, $187 million and $110 million, respectively, and were recorded as a component of net income as a realized capital loss.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition and the issuer's continued satisfaction of the securities' obligations. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: fixed maturity investments that have a fair value of 80% or less of book value for six months or greater. Through the Company's comprehensive evaluation, management concluded that the fixed maturities related to the unrealized losses do not substantiate an other than temporary designation.
   Of the $289 million in unrealized losses, $56 million are related to unrealized losses of 12 months or longer.

   The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

b. Common stocks

   The cost and carrying value of common stocks were as follows:

                                              December 31,
                                              ------------
                                              2003   2002
                                              ----   ----
                                              (In Millions)
                      Cost                    $538   $653
                      Gross unrealized gains   225     93
                      Gross unrealized losses  (30)   (97)
                                              ----   ----
                      Carrying value          $733   $649
                                              ====   ====

                                     FF-14

Notes To Statutory Financial Statements, Continued

   The purchases, sales, and gain/loss activity of common stocks were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2003     2002    2001
                                                ----     ----    ----
                                                (In Millions)
                 Cost of investments acquired   $362     $619    $453
                 Proceeds from investments sold  466      413     554
                 Gross realized capital gains     91       59      49
                 Gross realized capital losses    44       87      45

   Other than temporary impairments on common stocks were $26 million, $26 million and $4 million during the years ended December 31, 2003, 2002 and
   2001, respectively, and were recorded as a component of net income as a realized capital loss.

   The Company reviews and monitors its investments on an ongoing basis. Many factors are taken into consideration when determining whether an investment's loss should be considered other than temporary. Some of these factors include: the magnitude and duration of the loss associated with the investment, the state of the issuer's financial condition. The Company considers the following guideline in the evaluation of the magnitude and duration of a loss: equity securities that have a fair value of 70% or less of book value for twelve months. Through the Company's comprehensive evaluation, management concluded that the equities related to the unrealized losses do not substantiate an other than temporary designation. Of the $30 million in unrealized losses, $24 million are related to unrealized losses
   12 months or longer.

   The Company is not exposed to any significant concentration risk.

c. Mortgage loans

   Mortgage loans, comprised primarily of commercial mortgage loans, were
   $7,643 million and $7,048 million, net of valuation reserves of $17 million and $14 million, at December 31, 2003 and 2002, respectively. The Company's mortgage loans primarily finance various types of commercial properties throughout the United States. There were no other than temporary impairments recorded for the years ended December 31, 2003, 2002 and 2001. Two restructured loans at December 31, 2003 and 2002 had no carrying value.

   At December 31, 2003, scheduled mortgage loan maturities, net of valuation reserves, were as follows:

                                              (In Millions)
                    2004                         $  271
                    2005                            670
                    2006                            808
                    2007                            414
                    2008                            546
                    Thereafter                    3,286
                                                 ------
                    Commercial mortgage loans     5,995
                    Mortgage loan pools           1,648
                                                 ------
                    Total mortgage loans         $7,643
                                                 ======

   The Company invests in mortgage loans collateralized principally by commercial real estate. During 2003, commercial mortgage loan lending rates ranged from 2.4% to 8.9%, and mezzanine loan lending rates ranged from 10.0%
   to 10.5%.

                                     FF-15

Notes To Statutory Financial Statements, Continued

   The purchases, sales and maturities, and gain/loss activity of mortgage loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2003     2002    2001
                                                        ----     ----    ----
                                                          (In Millions)
     Cost of investments acquired                      $2,070   $1,456  $1,872
     Proceeds from investments sold, matured or repaid  1,504    1,335   1,885
     Gross realized capital gains                           2        5      16
     Gross realized capital losses                          4        4       7

   The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81% and 84% at December 31, 2003 and 2002, respectively. The maximum percentage of any one mezzanine loan to the value of security at the time the loan was originated was 96% and 98% at December
   31, 2003 and 2002, respectively.

   The geographic distributions of the mortgage loans were as follows:

                                                 December 31,
                                                 ------------
                                                  2003   2002
                                                  ----   ----
                                                 (In Millions)
                  California                     $1,128 $1,100
                  Texas                             569    579
                  Massachusetts                     465    319
                  New York                          351    354
                  Illinois                          340    384
                  Florida                           257    331
                  All other states and countries  2,885  2,679
                                                 ------ ------
                  Commercial mortgage loans       5,995  5,746
                  Mortgage loan pools             1,648  1,302
                                                 ------ ------
                  Total mortgage loans           $7,643 $7,048
                                                 ====== ======

d. Real estate

   The carrying value of real estate was as follows:

                                                     December 31,
                                                     ------------
                                                     2003    2002
                                                     ----    ----
                                                     (In Millions)
             Held for the production of income      $1,622  $1,613
             Encumbrances                              (35)    (43)
                                                    ------  ------
             Held for the production of income, net  1,587   1,570
                                                    ------  ------

             Held for sale                             210     201
             Valuation reserves                         (5)     (3)
                                                    ------  ------
             Held for sale, net                        205     198
                                                    ------  ------

             Occupied by the Company                   180     176
             Accumulated depreciation                 (105)   (100)
                                                    ------  ------
             Occupied by the Company, net               75      76
                                                    ------  ------

             Total real estate                      $1,867  $1,844
                                                    ======  ======

   The carrying value of non-income producing real estate was $111 million and
   $91 million at December 31, 2003 and 2002, respectively. The Company is not exposed to any significant concentrations of risk in its real estate portfolio.

                                     FF-16

Notes To Statutory Financial Statements, Continued

   Depreciation on investment real estate was $107 million, $102 million and
   $79 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The purchases and sales of real estate investments were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                2003     2002    2001
                                                ----     ----    ----
                                                (In Millions)
                 Cost of investments acquired   $378     $229    $209
                 Proceeds from investments sold  197      325     179
                 Gross realized capital gains     13      122      49
                 Gross realized capital losses     4        4      10

   Other than temporary impairments on real estate for the years ended December
   31, 2003 and 2002 were less than $1 million and were recorded as a component of net income as a realized capital loss. There were no other than temporary impairments recorded for the year ended December 31, 2001.

e. Other investments

   Investments in partnerships and LLCs were $1,402 million and $1,194 million at December 31, 2003 and 2002, respectively. Other than temporary impairments of partnerships and LLCs for the years ended December 31, 2003,
   2002 and 2001 were $32 million, $37 million and $4 million, respectively, and were included as a component of net income as a realized capital loss.
   Net investment income of partnerships and LLCs was $122 million, $55 million and $43 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   The purchases, sales and gain/loss activity of partnerships and LLCs were as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                     2003     2002    2001
                                                     ----     ----    ----
                                                     (In Millions)
            Cost of investments acquired             $414     $284    $253
            Proceeds from investments sold or repaid  270      292     273
            Gross realized capital gains               24       11      17
            Gross realized capital losses              33       38      43

f. Short-term investments

   The carrying value of short-term investments was as follows:

                                                          December 31,
                                                          ------------
                                                           2003   2002
                                                           ----   ----
                                                          (In Millions)
        U. S. Treasury securities and obligations of U.S.
          government corporations and agencies            $4,419 $5,229
        Corporate debt securities                          1,798  2,787
        Utilities                                            131     33
                                                          ------ ------
        Total                                             $6,348 $8,049
                                                          ====== ======

                                     FF-17

Notes To Statutory Financial Statements, Continued

g. Net realized capital gains and losses

   Net realized capital gains and losses were comprised of the following:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2003     2002    2001
                                                            ----     ----    ----
                                                              (In Millions)
Bonds                                                      $ (27)   $(177)  $ (76)
Common stocks                                                 47      (28)      4
Mortgage loans                                                (2)       1       9
Real estate                                                    9      118      39
Closed derivatives                                          (214)     (88)    (58)
Other investments                                            (56)    (149)    (41)
Federal and state taxes                                        -        9     (26)
                                                            -----   -----   -----
Subtotal                                                    (243)    (314)   (149)
Derivatives mark-to-market                                     -      934     275
                                                            -----   -----   -----
Net realized capital (losses) gains before deferral to IMR  (243)     620     126
                                                            -----   -----   -----

Losses (gains) deferred to IMR                                82       66      (4)
Less: taxes on net deferred (losses) gains                   (29)     (22)      1
                                                            -----   -----   -----
Net loss (gain) deferred to IMR                               53       44      (3)
                                                            -----   -----   -----

Total net realized capital (losses) gains                  $(190)   $ 664   $ 123
                                                            =====   =====   =====

h. Reverse repurchase agreements

   As of December 31, 2003 and 2002, the Company had reverse repurchase agreements outstanding with total carrying values of $188 million and $205 million, respectively. The maturities of these agreements range from January
   6, 2004 through March 10, 2004, while the interest rates range from 1.11% to
   1.38%. The outstanding amount at December 31, 2003 was collateralized by bonds with a fair value of $192 million.

5. PORTFOLIO RISK MANAGEMENT

   The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the general account until other suitable investments become available. The Company's derivative hedging strategy employs a variety of instruments, including interest rate and currency swaps, options, interest rate caps and floors, forward commitments, asset and equity swaps, and financial futures. Investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for hedge accounting are not met.

   Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed interest payments calculated by reference to an agreed-upon notional principal amount.

   Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The
   Company's option contracts have terms of up to fifteen years.

   The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. The Company enters into forward U.S. Treasury, Government National Mortgage Association,
   Federal National Mortgage Association and other commitments for the purpose of managing interest rate exposure.

                                     FF-18

Notes To Statutory Financial Statements, Continued

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

   The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company's futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

   The Company's principal market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. Counterparties to derivative financial instruments expose the Company to credit-related losses in the event of nonperformance.
   In many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the
   Company is due amounts, to be offset by contracts in a negative position.
   This right of offset combined with collateral obtained from counterparties reduces the Company's exposure. As of December 31, 2003 and 2002, the
   Company obtained collateral of $1,579 million and $1,443 million, respectively. The amounts at risk, in a net gain position, net of offsets and collateral, were $181 million and $330 million at December 31, 2003 and
   2002, respectively. The Company monitors exposure to ensure counterparties are credit-worthy and the concentration of exposure is minimized.

   The following table summarizes the carrying value, fair value and notional amount of the Company's derivative financial instruments:

                                                     December 31, 2003
                                                     -----------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $1,216  $1,216 $27,321
      Currency swaps                                  261     261   1,197
      Options                                         102     102   5,175
      Forward commitments, equity and asset swaps      29      29   3,183
      Interest rate caps & floors                      10      10   1,000
      Financial futures - short positions               -       -     549
                                                   ------  ------ -------
      Total                                        $1,618  $1,618 $38,425
                                                   ======  ====== =======

                                                     December 31, 2002
                                                     -----------------
                                                  Carrying Fair   Notional
                                                   Value   Value   Amount
                                                   -----   -----   ------
                                                       (In Millions)
      Interest rate swaps                          $1,262  $1,262 $21,927
      Currency swaps                                  230     230   1,112
      Options                                         139     139   9,275
      Forward commitments, equity and asset swaps      60      60   4,122
      Interest rate caps & floors                      22      22   1,000
      Financial futures - short positions               -       -     425
      Financial futures - long positions                -       -     889
                                                   ------  ------ -------
      Total                                        $1,713  $1,713 $38,750
                                                   ======  ====== =======

   Notional amounts do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   Net investment income on derivative instruments was $451 million, $396 million, and $171 million for the years ended December 31, 2003, 2002 and
   2001, respectively.

                                     FF-19

Notes To Statutory Financial Statements, Continued

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow.
   Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

   Bonds and stocks: Estimated fair value of bonds and stocks is based on values provided by the NAIC's Securities Valuation Office ("SVO") when available. If SVO values are not available, quoted market values provided by other third party organizations are used. If quoted market values are unavailable, fair value is determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

   Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

   Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the
   Statutory Statements of Financial Position.

   Derivative financial instruments: Estimated fair value for these instruments is based upon quotations obtained from independent sources.

   Investment-type insurance contracts and funding agreements: The estimated fair value is determined by discounting future cash flows at current market rates.

   The following table summarizes the Company's financial instruments:

                                                     December 31,
                                                     ------------
                                                2003               2002
                                         ------------------ ------------------
                                                  Estimated          Estimated
                                         Carrying   Fair    Carrying   Fair
                                          Value     Value    Value     Value
                                          -----     -----    -----     -----
                                                     (In Millions)
  Financial assets:
    Bonds                                $32,567   $34,218  $27,782   $29,940
    Common stocks                            733       733      649       649
    Preferred stocks                         234       250      219       223
    Mortgage loans                         7,643     8,152    7,048     7,755
    Policy loans                           6,564     6,564    6,253     6,253
    Derivative financial instruments       1,618     1,618    1,713     1,713
    Cash and short-term investments        6,535     6,535    8,178     8,178
  Financial liabilities:
    Funding agreements                     3,405     3,511    2,705     2,829
    Investment-type insurance contracts   10,298    10,293    9,982     9,991

7. FIXED ASSETS

   The company has fixed assets, comprised primarily of internally developed software, operating software, EDP equipment, office equipment, and furniture. Fixed assets amounted to $165 million and $200 million, net of accumulated depreciation of $230 million and $189 million, at December 31,
   2003 and 2002, respectively. Depreciation expense on fixed assets for the years ended December 31, 2003, 2002 and 2001 was $63 million, $55 million, and $33 million, respectively.

                                     FF-20

Notes To Statutory Financial Statements, Continued

8. SURPLUS NOTES

   Surplus notes of $250 million at 5.625% due in 2033, $100 million at 7.500%
   due in 2024 and $250 million at 7.625% due in 2023, were issued by the
   Company in 2003, 1994, and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts
   General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

   All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the note issued in 2003.

   Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is paid on May
   15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $34 million, $27 million and $27 million was approved and paid in 2003, 2002, and 2001, respectively.

9. RELATED PARTY TRANSACTIONS

   The Company has management and service contracts and cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts and arrangements related to subsidiaries and affiliates were $155 million, $194 million and
   $208 million for 2003, 2002, and 2001, respectively. The majority of these fees were from C.M. Life Insurance Company ("C.M. Life"), which accounted for $121 million in 2003, $162 million in 2002, and $172 million in 2001.

   Various unconsolidated subsidiaries and affiliates, including David L.
   Babson & Company, Inc. ("David L. Babson"), a subsidiary of DLB Acquisition
   Corporation, provide investment advisory services for the Company. Total fees for such services were $132 million, $116 million and $101 million for
   2003, 2002 and 2001, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company.
   Total fees for such services were $8 million, $9 million and $9 million for
   2003, 2002 and 2001, respectively.

   In 2003, the Company entered into a modified coinsurance agreement with its affiliate, MassMutual Life Insurance Company of Japan ("MassMutual Japan")
   on certain life insurance products. In 2003, the Company assumed premium of
   $41 million. Fees and other income include a $40 million expense allowance.
   Total policyholders' benefits assumed were $12 million. A modified coinsurance adjustment of $17 million was paid to MassMutual Japan in 2003.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life and
   MML Bay State Life Insurance Company ("Bay State"), including stop-loss and modified coinsurance agreements on life insurance products. Total premium assumed on these agreements were $239 million in 2003, $153 million in 2002 and $410 million in 2001. Fees and other income include a $104 million, $98 million and $53 million expense allowance in 2003, 2002 and 2001, respectively. Total policyholders' benefits incurred on these agreements were $62 million in 2003, $46 million in 2002 and $50 million in 2001. A modified coinsurance adjustment of $37 million was received from Bay State and C.M. Life both in 2003 and 2002, whereas net modified coinsurance adjustments of $296 million were paid to certain unconsolidated subsidiaries in 2001. In 2003 and 2002, experience refunds of $16 million and $6 million were received from Bay State and C.M. Life whereas in 2001, an experience refund of $3 million was received from C.M. Life.

   The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity contractholders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $117 million, $256 million and $296 million in
   2003, 2002 and 2001, respectively. The Company has an agreement with C.M.
   Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had commissions receivable of $1 million and $5 million recorded as of December
   31, 2003 and 2002, respectively and received commissions of $9 million, $5 million and $15 million from C.M. Life for the years ended December 31,
   2003, 2002 and 2001, respectively.

                                     FF-21

Notes To Statutory Financial Statements, Continued

   The Company has outstanding amounts due to affiliates David L. Babson of $16 million at 4.7% and Cornerstone Real Estate Advisers, Inc. of $3 million at
   5.0%. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Through December 31, 2003, interest accrued and paid was less than $1 million.

10.INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   The Company has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes variable annuities and universal life insurance, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and corporate owned life insurance business.

   The Company's wholly-owned subsidiary, MassMutual Holding Company, Inc.
   ("MMHC"), owns subsidiaries which include retail and institutional asset management, registered broker dealer, and international life and annuity operations.

   During 2003, 2002 and 2001, the Company received $150 million, $100 million and $155 million, respectively, in dividends from such subsidiaries.
   Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of
   Changes in Policyholders' Contingency Reserves. The Company holds debt issued by MMHC and its subsidiaries of $2,270 million and $2,452 million at
   December 31, 2003 and 2002, respectively. The Company recorded interest of
   $132 million, $120 million and $138 million in 2003, 2002 and 2001, respectively.

   During 2003, 2002 and 2001, the Company contributed additional paid-in capital of $256 million, $255 million, and $208 million, respectively, to unconsolidated subsidiaries, principally C.M. Life and MMHC.

   Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

                                       2003    2002    2001
                                       ----    ----    ----
                                          (In Millions)
                    Total revenue     $ 1,926 $2,314  $2,187
                    Net income (loss)     105    (16)      4
                    Assets             11,690  9,994   9,344
                    Liabilities        11,081  9,446   8,963

   Summarized below is GAAP financial information for other unconsolidated subsidiaries as of December 31 and for the years then ended:

                                    2003    2002    2001
                                    ----    ----    ----
                                        (In Millions)
                     Total revenue $ 3,230 $ 3,026 $ 2,443
                     Net income        274      22      61
                     Assets         14,824  12,924  11,770
                     Liabilities    13,557  12,055  10,891

11.BENEFIT PLANS

   The Company provides multiple benefit plans including retirement plans and life and health benefits, to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

   Pension and savings plan

   The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are based on the greater of a formula based on either final average earnings and length of service or the cash balance formula.
   For other participants, benefits are based only on an account balance that takes into consideration age, service and salary during their careers.

   As permitted by the Division, a portion of the prepaid pension asset of the
   Company, prior to December 31, 2003, was allowed as an admitted asset. The
   Company recognized a plan asset of $128 million at December 31, 2002. At
   December 31,

                                     FF-22

Notes To Statutory Financial Statements, Continued

   2003, the prepaid pension asset was non-admitted. Pension plan assets are invested in group annuity contracts which invest in the Company's general and separate accounts.

   The Company's policy is to fund pension costs in accordance with the
   Employee Retirement Income Security Act of 1974. The Company contributed $48 million for the year ended December 31, 2003. No funding was made for the years ended December 31, 2002 and 2001.

   The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

   The matching contributions by the Company were $18 million, $15 million and
   $15 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included as a component of net income as operating expenses.

   The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

   Other postretirement benefits

   The Company provides certain life insurance and health care benefits ("other postretirement benefits") for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; the basic life insurance plan is non-contributory. Substantially all of the
   Company's employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company's management. The postretirement health care plans include a limit on the Company's share of costs for recent and future retirees.

   The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2003 and 2002, the net unfunded accumulated benefit obligation was $266 million and $245 million, respectively, for employees and agents eligible to retire or currently retired and $37 million and $32 million, respectively, for participants not eligible to retire.

   On December 8, 2003, the Medicare Prescription Drug, Improvement and
   Modernize Act of 2003 was enacted that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006.
   The retiree medical obligations and costs reported in these financial statements do not yet reflect the impact of those new Medicare benefits. By
   2006, the Company expects to modify its retiree medical plans to adapt to the new Medicare prescription drug program. As a result of the additional federal subsidies for retiree prescription drug costs, the Company anticipates that its overall obligations and costs will be lower once those modifications are reflected.

                                     FF-23

Notes To Statutory Financial Statements, Continued

   In 2003, prepaid benefit costs are non-admitted. In 2002, prepaid benefit costs are included in other assets. Accrued benefit costs are included in other liabilities in the Company's Statutory Statements of Financial
   Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

                                                                         Pension     Other Postretirement
                                                                         Benefits      Benefits
                                                                      -------------  -------------------
                                                                       2003    2002   2003       2002
                                                                       ----    ----   ----       ----
                                                                             (In Millions)
Change in benefit obligation:
  Benefit obligation at beginning of year                             $  986  $ 855  $ 261      $ 223
  Service cost                                                            27     25      5          6
  Interest cost                                                           65     60     17         16
  Contribution by plan participants                                        -      -      5          6
  Actuarial gain                                                          11     20     14         31
  Benefits paid                                                          (58)   (52)   (20)       (21)
  Plan amendments                                                          -      1      -          -
  Business combinations, divestitures, curtailments, settlements and
   special termination benefits                                            -      -      -          -
  Change in actuarial assumption                                          95     77      -          -
  Benefit obligation at end of year                                   $1,126  $ 986  $ 282      $ 261
                                                                      ======  =====    =====     =====
Change in plan assets:
  Fair value of plan assets at beginning of year                      $  846  $ 928  $  16      $  17
  Actual return on plan assets                                           115    (42)     -          -
  Employer contribution                                                   61     12     15         14
  Benefits paid                                                          (58)   (52)   (20)       (21)
  Contributions by plan participants                                       -      -      5          6
  Business combinations, divestitures and settlements                      -      -      -          -
                                                                      ------  -----    -----     -----
  Fair value of plan assets at end of year                            $  964  $ 846  $  16      $  16
                                                                      ======  =====    =====     =====
  Funded status of the plan                                           $ (162) $(140) $(266)     $(245)
  Unrecognized net loss                                                  487    434     60         44
  Remaining net obligation at initial date of application                  8      9     48         53
  Effect of fourth quarter activity                                        3      1      6          4
                                                                      ------  -----    -----     -----
  Prepaid assets (accrued liabilities)                                   336    304  $(152)     $(144)
                                                                                       =====     =====
  Less assets non-admitted                                              (475)  (312)
                                                                      ------  -----
  Net amount recognized                                               $ (139) $  (8)
                                                                      ======  =====
Benefit obligation for non-vested employees                           $   24  $  20  $  37      $  32
                                                                      ======  =====    =====     =====

                                     FF-24

Notes To Statutory Financial Statements, Continued

   Net periodic (benefit) cost is included in operating expenses on the
   Statutory Statements of Income for the years ended December 31, 2003 and
   2002 and contains the following components:

                                                                         Pension    Other Postretirement
                                                                        Benefits      Benefits
                                                                        --------      --------
                                                                       2003   2002   2003       2002
                                                                       ----   ----   ----       ----
                                                                             (In Millions)
Components of net periodic (benefit) cost:
  Service cost                                                        $  27  $  25  $   6      $   6
  Interest cost                                                          65     60     17         16
  Expected return on plan assets                                        (79)   (82)    (1)        (1)
  Amortization of unrecognized transition obligation                      1      -      5          5
  Amount of recognized (gains) and losses                                12      1      1          -
                                                                      -----  -----    -----     -----
  Total net periodic (benefit) cost                                   $  26  $   4  $  28      $  26
                                                                      =====  =====    =====     =====
Amounts recognized in the Statutory Statements of Financial Position:
  Prepaid pension plan asset                                          $ 467  $ 431  $   -      $   -
  Intangible assets                                                       8      9      -          -
  Less assets non-admitted                                              475    312      -          -
                                                                      -----  -----    -----     -----
  Net prepaid pension plan asset                                          -    128      -          -
  Accrued benefit liability                                            (173)  (154)  (152)      (144)
  Policyholders' contingency reserves                                    34     18      -          -
                                                                      -----  -----    -----     -----
  Net amount recognized                                               $(139) $  (8) $(152)     $(144)
                                                                      =====  =====    =====     =====

   The assumptions at September 30, 2003 and 2002 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs in the subsequent plan year are as follows:

                                                                         Pension   Other Postretirement
                                                                        Benefits     Benefits
                                                                        --------     --------
                                                                       2003  2002  2003       2002
                                                                       ----  ----  ----       ----
Discount rate                                                          6.00% 6.75% 6.00%      6.75%
Increase in future compensation levels                                 4.00% 4.00% 4.00%      5.00%
Long-term rate of return on assets                                     8.00% 8.00% 6.00%      6.75%
Health care cost trend rate                                                -     - 9.00%     10.00%
Ultimate health care cost trend rate after gradual decrease until 2007     -     - 5.00%      5.00%

   A one percent increase in the annual assumed inflation rate of medical costs would increase the 2003 accumulated post retirement benefit liability and benefit expense by $18 million and $1 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2003 accumulated post retirement benefit liability and benefit expense by $16 million and $1 million, respectively.

   The net expense charged to operations for all employee benefit plans was
   $132 million, $87 million and $55 million for the years ended December 31,
   2003, 2002 and 2001, respectively.

12.REINSURANCE

   The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders' reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Premium ceded was $328 million, $277 million and $220 million and reinsurance recoveries were $187 million, $156 million and $135 million for the periods ended December 31, 2003, 2002 and 2001, respectively. Amounts recoverable from reinsurers were $47 million and $50 million as of December
   31, 2003 and 2002, respectively. At December 31, 2003, seven reinsurers accounted for 77% of the outstanding reinsurance recoverable.

                                     FF-25

Notes To Statutory Financial Statements, Continued

13.FEDERAL INCOME TAXES

   Federal income taxes are based upon the Company's best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are charged directly to policyholders' contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, results in effective tax rates which differ from the federal statutory tax rate.

   The components of the net deferred tax asset recognized in the Company's assets, liabilities and policyholders' contingency reserves are as follows:

                                                      December 31,
                                                      ------------
                                                      2003     2002
                                                      ----     ----
                                                      (In Millions)
          Total gross deferred tax assets           $ 2,013  $ 2,044
          Total gross deferred tax liabilities       (1,215)  (1,043)
                                                    -------  -------
          Net deferred tax asset                        798    1,001
          Deferred tax assets non-admitted             (427)    (479)
                                                    -------  -------
          Net admitted deferred tax asset           $   371  $   522
                                                    =======  =======
          Decrease (increase) in non-admitted asset $    52  $    (8)
                                                    =======  =======

   The provision for incurred taxes (benefit) on earnings are as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2003     2002    2001
                                                        ----     ----    ----
                                                         (In Millions)
      Federal income tax (benefit) expense             $(132)   $(144)   $116
      Foreign income tax expense                          10        6       6
                                                        -----    -----    ----
                                                        (122)    (138)    122
      Federal income tax on net capital (losses) gains     -       (9)     22
                                                        -----    -----    ----
      Federal and foreign income tax (benefit) expense $(122)   $(147)   $144
                                                        =====    =====    ====

                                     FF-26

Notes To Statutory Financial Statements, Continued

   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                      December 31,
                                                      ------------
                                                      2003    2002
                                                      ----    ----
                                                      (In Millions)
           Deferred tax assets:
             Reserve items                           $  574  $  557
             Policy acquisition costs                   389     374
             Non-admitted assets                        244     180
             Policyholder dividend related items        234     340
             Investment items                           208     102
             Pension and compensation related items     166     134
             Unrealized investment losses                62     270
             Other                                      136      87
                                                     ------  ------
               Total deferred tax assets              2,013   2,044
             Non-admitted deferred tax assets          (427)   (479)
                                                     ------  ------
               Admitted deferred tax assets           1,586   1,565
                                                     ------  ------
           Deferred tax liabilities:
             Unrealized investment gains                649       -
             Deferred and uncollected premium           177     167
             Investment items                           162     656
             Pension items                              162     149
             Other                                       65      71
                                                     ------  ------
               Total deferred tax liabilities         1,215   1,043
                                                     ------  ------
               Net admitted deferred tax assets      $  371  $  522
                                                     ======  ======

   The change in net deferred income taxes is comprised of the following:

                                                          2003
                                                          ----
                                                      (In Millions)
            Change in deferred tax assets                 $ (31)
            Change in deferred tax liabilities             (172)
                                                          -----
            (Decrease) increase in deferred tax asset      (203)
            Tax effect of unrealized gains (losses)         284
                                                          -----
            Change in net deferred income tax             $  81
                                                          =====

   The provision for federal and foreign income taxes incurred (benefit received) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

                                                   2003   2002  2001
                                                   ----   ----  ----
                                                     (In Millions)
           Provision computed at statutory rate   $  70  $ 421  $340
           Investment items                        (138)   (58)  (70)
           Tax credits                              (38)   (36)  (33)
           Policyholder dividends                   (34)  (174)  (17)
           Non-admitted assets                      (52)  (179)  (70)
           Other                                    (11)   (11)   51
                                                  -----  -----  ----
           Total                                  $(203) $ (37) $201
                                                  =====  =====  ====
           Federal and foreign income tax benefit $(122) $(147) $144
           Change in net deferred income taxes      (81)   110    57
                                                  -----  -----  ----
           Current income tax                     $(203) $ (37) $201
                                                  =====  =====  ====

   During the years ended December 31, 2003, 2002 and 2001, the Company paid federal income taxes in the amounts of $107 million, $195 million and $210 million, respectively. As of December 31, 2003, federal income taxes paid in the current

                                     FF-27

Notes To Statutory Financial Statements, Continued

   and prior years that will be available for recovery in the event of future net losses were as follows: $101 million in 2003; $75 million in 2002; and
   $153 million in 2001.

   On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the
   "Act") was signed into law. One of the provisions of the Act modified the
   2003, 2002 and 2001 tax deductibility of the Company's dividends paid to policyholders. As a result of the Act, for the period ended December 31,
   2002, the Company's tax liability established prior to December 31, 2001 has been reduced by $82 million.

   The Company plans to file its 2003 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement, which allocates the group's tax liability for payment purposes.
   Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

   The United States Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1997 and is currently examining the years 1998 through 2000. Management believes adjustments that may result from such examinations will not materially impact the Company's financial position.

14.BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a. Risks and uncertainties

   The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the durations of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2003 and 2002 and for the three years ended December 31, 2003.

b. Leases

   The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $39 million, $34 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively.

   Future minimum lease commitments are as follows:

                                       (In Millions)
                            2004           $ 32
                            2005             27
                            2006             21
                            2007             17
                            2008             13
                            Thereafter        8
                                           ----
                            Total          $118
                                           ====

c. Guaranty funds

   The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes.

                                     FF-28

Notes To Statutory Financial Statements, Continued

   The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

d. Litigation

   The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class actions suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company's financial positions, results of operations, or liquidity.

e. Commitments

   In the normal course of business, the Company provides specified guarantees and funding to MMHC and certain of its subsidiaries. At December 31, 2003 and 2002, the Company had approximately $925 million and $450 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities. In the normal course of business, the Company enters into letter of credit arrangements.
   At December 31, 2003 and 2002, the Company had approximately $68 million and
   $63 million of outstanding letters of credit, respectively. At December 31,
   2003, the Company had no liability attributable to the support agreement, letters of credit, or the funding commitments.

   In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2003, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $695 million, $403 million and $827 million, respectively.

   Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited as to the amount necessary to satisfy the terms of the agreement. At December 31, 2003 and 2002, the Company had no outstanding obligations attributable to these commitments and guarantees.

15.WITHDRAWAL CHARACTERISTICS

a. Annuity actuarial reserves and deposit fund liabilities

   The withdrawal characteristics of the Company's annuity actuarial reserves and deposit fund liabilities at December 31, 2003 are illustrated below:

                                                                         Amount     % of Total
                                                                         ------     ----------
                                                                      (In Millions)
Subject to discretionary withdrawal - with market value adjustment       $28,330        75%
Subject to discretionary withdrawal - without market value adjustment      2,350         6
Not subject to discretionary withdrawal                                    7,365        19
                                                                         -------       ---
Total                                                                    $38,045       100%
                                                                         =======       ===

   Of the $28,330 million subject to discretionary withdrawal with market value adjustment, $21 million is subject to surrender charges of less than 5%.

                                     FF-29

Notes To Statutory Financial Statements, Continued

b. Separate accounts

   Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2003, is as follows:

                                                                    Guaranteed Non-Guaranteed  Total
                                                                    ---------- --------------  -----
                                                                              (In Millions)
Net premium, considerations or deposits                                $  4       $ 3,422     $ 3,426
                                                                       ====       =======     =======
Reserves:
  For accounts with assets at:
    Fair value                                                         $393       $22,401     $22,794
    Amortized cost                                                        1             -           1
                                                                       ----       -------     -------
    Total reserves                                                      394        22,401      22,795
    Non-policy liabilities                                                -           117         117
                                                                       ----       -------     -------
    Total                                                              $394       $22,518     $22,912
                                                                       ====       =======     =======
By withdrawal characteristics:
  Subject to withdrawal:
    At book value without fair value adjustment and current
     surrender charge of 5% or more                                    $  -       $   273     $   273
    At fair value                                                       393        22,100      22,493
    At book value without fair value adjustment and with current
     surrender charge less than 5%                                        -            28          28
                                                                       ----       -------     -------
    Subtotal                                                            393        22,401      22,794
Not subject to discretionary withdrawal                                   1             -           1
Non-policy liabilities                                                    -           117         117
                                                                       ----       -------     -------
Total                                                                  $394       $22,518     $22,912
                                                                       ====       =======     =======

                                     FF-30

Notes To Statutory Financial Statements, Continued

16.SUBSIDIARIES AND AFFILIATED COMPANIES

   A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2003, is illustrated below.
   Subsidiaries are wholly-owned, except as noted.

   Subsidiaries of Massachusetts Mutual Life Insurance Company
   CM Assurance Company
   CM Benefit Insurance Company
   C.M. Life Insurance Company
   MassMutual Holding Company
   MassMutual Mortgage Finance, LLC
   MassMutual Owners Association, Inc.
   The MassMutual Trust Company, FSB
   MML Distributors, LLC

       Subsidiaries of C.M. Life Insurance Company
       MML Bay State Life Insurance Company

       Subsidiaries of MassMutual Holding Company
       CM Property Management, Inc.
       HYP Management, Inc.
       MassMutual Assignment Company
       MassMutual Benefits Management, Inc.
       MassMutual Funding, LLC
       MassMutual Holding MSC, Inc.
       MassMutual International, Inc.
       MMHC Investment, Inc.
       MML Investors Services, Inc.
       MML Realty Management Corporation
       Urban Properties, Inc.
       Antares Capital Corporation - 80.0%
       Cornerstone Real Estate Advisers, Inc.
       DLB Acquisition Corporation - 98.2%
       Oppenheimer Acquisition Corporation - 96.3%

   Affiliates of Massachusetts Mutual Life Insurance Company
   MML Series Investment Funds
   MassMutual Institutional Funds

                                     FF-31

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the “Commission”) such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT No. 9

This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

Cross Reference to items required by Form N-8B-2

The Prospectus consisting of 70 pages.

The Undertaking to File Reports.

The Undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The Signatures.

Written Consents of the Following Persons:

1.	Deloitte & Touche LLP, independent auditors;

2.	Counsel opining as to the legality of securities being registered;

3.	Not Applicable.

The following Exhibits:

99.		The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:
	A.	1.	Resolution of Board of Directors of MassMutual establishing the Separate Account.(1)
		2.	Not applicable
		3.	Form of Distribution Agreements:
			a. 1.	Form of Distribution Servicing Agreement between MML Distributors, LLC and MassMutual.(2)
			a. 2.	Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual.(2)
			b.	Not applicable.
			c.	Not applicable.
		4.	Not applicable.
		5.	Form of Flexible Premium Variable Whole Life Insurance Policy.(3)
		6.	a.	Certificate of Incorporation of MassMutual.(1)
			b.	By-Laws of MassMutual.(1)
		7.	Not applicable.
		8.	Form of Participation Agreements.
			a.	American Century Variable Portfolios, Inc.(4)
			b.	Fidelity® Variable Insurance Products Fund II(4)
			c.	Oppenheimer Variable Account Funds(1)
			d.	T. Rowe Price Equity Series, Inc.(5)

		9.	Not applicable.
		10.	Form of Application for a Flexible Premium Variable Whole Life insurance policy.(3)
		11.	SEC Procedures Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy.(6)
	B.		Opinion and Consent of Counsel as to the legality of the securities being registered.*
	C.		No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.
	D.		Not applicable.
	E.		Consent of independent auditors’, Deloitte & Touche LLP.*
	F.		Not applicable.
	G.	1.	a.	Powers of Attorney(7)
			b.	Power of Attorney – Roger G. Ackerman and Patricia Diaz Dennis(8)
27		Not Applicable.

(1)	Incorporated by reference to the Initial Registration Statement of Registration Statement No. 333-22557 filed as an exhibit with the Commission on February 28, 1997.
(2)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement filed as an exhibit with the Commission effective May 1, 1996.
(3)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement filed as an exhibit with the Commission effective May 1, 1998.
(4)	Incorporated by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.
(5)	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
(6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-101495 as an exhibit filed with the Commission on or about March 27, 2003.
(7)	Incorporated by reference to Initial Registration Statement No. 333-112626 filed with the Commission as an exhibit on February 9, 2004.
(8)	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49475 filed with the Commission as an exhibit on February 24, 2004.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 9 to Registration Statement No. 33-89798 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 9 to Registration Statement No. 33-89798 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 26th day of April, 2004.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By: /s/    Robert J. O’Connell*

Robert J. O’Connell, Director, President, Chief Executive Officer and Chairman of the Board

Massachusetts Mutual Life Insurance Company

/s/ ROBERT LIGUORI *Robert Liguori	*on April 26, 2004, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 9 to Registration Statement No. 33-89798 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 26, 2004

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April 26, 2004

/s/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 26, 2004

/s/ JAMES R. BIRLE* James R. Birle	Director	April 26, 2004

/s/ GENE CHAO* Gene Chao	Director	April 26, 2004

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 26, 2004

/s/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 26, 2004

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 26, 2004

/s/ WILLIAM B. ELLIS* William B. Ellis, Ph.D.	Director	April 26, 2004

/s/ ROBERT ESSNER Robert Essner	Director	April 26, 2004

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 26, 2004

CAROL A. LEARY Carol A. Leary	Director

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 26, 2004

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 26, 2004

/s/ MARC RACICOT* Marc Racicot	Director	April 26, 2004

/s/ ROBERT LIGUORI *Robert Liguori	*on April 26 2004, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

EXHIBIT LIST

99.B.	Form of Opinion and Consent of Counsel as to the legality of the securities being registered.

99.E.	Independent Auditors’ Consent, Deloitte & Touche LLP.